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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
IMS HEALTH INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                          IMS HEALTH INCORPORATED
                          1499 Post Road
                          Fairfield, CT 06824

                          March 31, 2003

Dear Shareholder:

        You are cordially invited to attend the 2003 Annual Meeting of Shareholders of IMS Health Incorporated on May 2, 2003, at 11:30 a.m. at The Hyatt Regency, Old Greenwich, Connecticut.

        The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be conducted at the meeting and provides information about IMS. The Proxy Statement discusses, on page 40, the recent evaluation of the Company's shareholder rights plan pursuant to its Three-Year Independent Director Evaluation policy.

        Your vote is important. Whether you plan to attend the meeting or not, please complete, sign and return the enclosed proxy card promptly or vote by telephone or over the Internet. If you attend the meeting and prefer to vote in person, you may withdraw your proxy and vote your shares.

                      Sincerely,

                      DAVID M. THOMAS
                       Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE:	May 2, 2003
TIME:	11:30 a.m.
PLACE:	The Hyatt Regency 1800 East Putnam Avenue Old Greenwich, CT 06870
ITEM OF BUSINESS:	1.	To elect three Class I directors for a three-year term.
	2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for 2003.
	3.	To approve the amended and restated 1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan.
	4.	To approve the amended and restated 1998 IMS Health Incorporated Employees' Stock Incentive Plan.
	5.	To reapprove the business criteria used for performance goals under the 1998 IMS Health Incorporated Employees' Stock Incentive Plan and the Executive Annual Incentive Plan.
	6.	To transact any other business that may properly come before the meeting.
RECORD DATE:	Holders of IMS Common Stock of record at the close of business on March 7, 2003 are entitled to vote at the meeting.
ANNUAL REPORT:	The IMS 2002 Annual Report to Shareholders and 2002 Annual Review, which are not part of the proxy soliciting materials, are enclosed.
PROXY VOTING:
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement.
By Order of the Board of Directors,

ROBERT H. STEINFELD Senior Vice President, General Counsel and Corporate Secretary
Dated: March 31, 2003 Fairfield, Connecticut

PROXY STATEMENT

The Company

        IMS Health Incorporated ("IMS" or the "Company") is a leading global provider of market information, sales management and decision-support services to the pharmaceutical and healthcare industries. We have operations in more than 100 countries and employ approximately 5,900 full-time equivalent employees worldwide. Our principal executive offices are located at 1499 Post Road, Fairfield, Connecticut 06824. Our telephone number is (203) 319-4700.

Proxy Solicitation

        On March 31, 2003, we began mailing these proxy materials to all shareholders of record at the close of business on March 7, 2003. We have sent this Proxy Statement to you because the Board of Directors of the Company is requesting your proxy to vote at the 2003 Annual Meeting and at any adjournment or postponement. We will request banks and brokers to solicit proxies from their customers where appropriate and will reimburse them for reasonable out-of-pocket expenses. We may retain Georgeson Shareholder Communications, Inc. to assist with this solicitation for a fee estimated at $10,000 and will pay all expenses related to proxy solicitation.

Voting

        You may vote on matters presented at the Annual Meeting in the following ways:

          In person — You may attend the Annual Meeting and cast your vote there.

          By proxy — Shareholders of record have a choice of voting by proxy:

    •
    Over the Internet. The Web site for Internet voting is on your proxy card;
    •
    By using a toll-free telephone number noted on your proxy card; or
    •
    By completing a proxy card and mailing it in the postage-paid envelope provided.

        If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which of the above choices are available to you. A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares, and to confirm that your voting instructions have been properly recorded when voting over the Internet or by telephone. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for shareholders of record will close at 11:00 p.m. E.D.T. on May 1, 2003.

        Regardless of the method you choose to vote, the individuals named on the enclosed proxy card (your "proxies") will vote your shares in the way that you indicate. When completing the Internet or telephone processes or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the following:

  1.
  Election of three Class I directors for a three-year term
  2.
  Ratification of the appointment of PricewaterhouseCoopers LLP as independent public accountants
  3.
  Approval of the amended and restated 1998 Non-Employee Directors' Stock Incentive Plan
  4.
  Approval of the amended and restated 1998 IMS Health Incorporated Employees' Stock Incentive Plan

  5.
  Reapproval of the business criteria used for performance goals under the 1998 Employees' Stock Incentive Plan and the Executive Annual Incentive Plan

        If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

        If you choose to vote over the Internet or by telephone, you must complete the process no later than 11:00 p.m. E.D.T. on May 1, 2003 and it is not necessary to return your proxy card.

        If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

        Voting over the Internet, by telephone or by sending in a signed proxy will not prevent you from attending the Annual Meeting and voting in person. You have the right to revoke a proxy, whether delivered over the Internet, by telephone or by mail, at any time before it is exercised, by voting again at a later date through any of the methods available to you, by giving written notice of revocation to the Corporate Secretary of IMS, or by attending the Annual Meeting and voting in person.

        If you participate in the IMS Health Incorporated Savings Plan (the "Plan") and have contributions invested in IMS Common Stock, the proxy card will serve as a voting instruction for the Trustee of the Plan. You must return your proxy card prior to April 30, 2003. We will then forward your proxy card to the Trustee. If your proxy card is not received before that date or if you sign and return the proxy card without instructions marked in the boxes, the Trustee will vote your shares of Common Stock in the same proportion as other shares of Common Stock held in the Plan for which the Trustee received timely instructions.

Record Date, Quorum and Voting Requirements

        Only holders of record of IMS Common Stock at the close of business on March 7, 2003 will be eligible to vote at the Annual Meeting. As of the close of business on March 7, 2003, IMS had 244,617,077 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

        A quorum of shares is necessary to hold a valid shareholders' meeting. The IMS by-laws provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at meetings of shareholders. Shares for which an "abstention" from voting is observed, as well as shares that a broker holds in "street name" and votes on some matters but not others ("broker non-votes"), will be counted for purposes of establishing a quorum.

        Directors will be elected by a plurality of votes cast at the Annual Meeting. This means that the three nominees for director who receive the most votes will be elected. If you are present at the meeting but do not vote for a particular nominee, or if you have given a proxy and properly withheld authority to vote for a nominee, or if there are broker non-votes, the shares withheld or not voted will not be counted for purposes of the election of directors.

        For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

        The following table shows the number of shares of Common Stock "beneficially owned" as of March 1, 2003 by each of the directors and each of the named executive officers listed in the Summary Compensation Table below and all current directors and executive officers of the Company as a group. "Beneficial ownership" includes shares that a shareholder has the power to vote or the power to transfer, and also includes stock options that were either exercisable at the specified date or will become exercisable within 60 days thereafter. Percentages are based upon the number of shares of Common Stock outstanding at March 1, 2003, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of such date.

        The information in the table is based upon information provided by each director and executive officer. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed and the beneficial ownership of such person or group does not exceed 1% of the outstanding Common Stock. Restricted stock, restricted stock units and deferred stock units represent shares subject to restrictions on transferability and, in the case of units, do not have voting rights until settlement at specified future dates. Share figures have been rounded down to whole shares. Based on a review of filings with the Securities and Exchange Commission, the Company is unaware of any holders of more than 5% of the outstanding shares of IMS Common Stock.

Name	Number of Shares and Nature of Ownership
Murray L. Aitken	14,788		Restricted Stock Units
	61,666		Right to Acquire Within 60 Days by Exercise of Options

	76,454
Constantine L. Clemente	3,000		Direct
	2,065		Restricted Stock
	2,278		Deferred Stock Units
	3,000		Right to Acquire Within 60 Days by Exercise of Options

	10,343
Nancy E. Cooper	2,500		Direct
	10,062		Restricted Stock Units
	33,333	(1)	Right to Acquire Within 60 Days by Exercise of Options

	45,895
James D. Edwards	2,476		Restricted Stock
Kathryn E. Giusti	2,118		Restricted Stock
	3,000		Right to Acquire Within 60 Days by Exercise of Options

	5,118
John P. Imlay, Jr	22,212		Direct
	6,734		Deferred Stock Units
	52,871		Right to Acquire Within 60 Days by Exercise of Options

	81,817
Robert J. Kamerschen	33,443		Direct
	52,871		Right to Acquire Within 60 Days by Exercise of Options

	86,314
H. Eugene Lockhart	6,612		Direct
	6,367		Deferred Stock Units
	54,460		Right to Acquire Within 60 Days by Exercise of Options

	67,439

Gilles V. J. Pajot	60,794		Direct
	21,354		Restricted Stock Units
	887,009		Right to Acquire Within 60 Days by Exercise of Options

	969,157
M. Bernard Puckett	8,659		Direct
	51,748		Right to Acquire Within 60 Days by Exercise of Options

	60,407
Robert H. Steinfeld	4,220		Direct
	14,963		Restricted Stock Units
	222,645		Right to Acquire Within 60 Days by Exercise of Options

	241,828
David M. Thomas	138,673		Direct
	139,093		Restricted Stock Units
	1,000,000	(1)	Right to Acquire Within 60 Days by Exercise of Options

	1,277,766
William C. Van Faasen	10,200		Direct
	1,369		Restricted Stock
	3,245		Deferred Stock Units
	56,142		Right to Acquire Within 60 Days by Exercise of Options

	70,956
All Current Directors and	300,451		Direct
Executive Officers as a	349,299		Restricted Stock/Units
Group (17 in number)	18,624		Deferred Stock Units
	2,841,454		Right to Acquire Within 60 Days by Exercise of Options

	3,509,828	(2)

  1.
  Ms. Cooper also holds options to purchase 15,000 shares of Cognizant Technology Solution ("CTS") Common Stock, of which 50% will become vested as of June 5, 2003. Mr. Thomas also holds options to purchase a total of 30,000 shares of CTS Common Stock, of which 75% will become vested and exercisable as of June 5, 2003. CTS is a publictly traded corporation on the Nasdaq National Market System. As of December 31, 2002 IMS owned 53% of the common shares outstanding of CTS (92.5% of the outstanding voting power). In February 2003, IMS divested CTS. Mr. Thomas and Ms. Cooper have resigned as Directors of CTS effective February 14, 2003.

  2.
  Represents 1.4% of the total outstanding Common Stock at March 1, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reports are commonly referred to as Form 3, Form 4 and Form 5 reports. Filing persons are also required by the rules of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports received by it and written representations from certain persons that no other reports were required for those persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with for the fiscal year ended December 31, 2002, except that one share purchase transaction for Mr. Kamerschen and one share purchase transaction for Mr. Van Faasen were not reported in a timely manner on a Form 4, but such transactions were subsequently reported.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

        The members of the Board of Directors of the Company are grouped into three classes. After election, each class holds office for a three-year term. The term of the current Class I Directors expires at the 2003 Annual Meeting of Shareholders.

        The Board of Directors proposes the election of John P. Imlay, Jr., Robert J. Kamerschen and H. Eugene Lockhart for election as Class I Directors at the 2003 Annual Meeting for a three-year term expiring at the 2006 Annual Meeting. Following is information about each nominee, including biographical data for at least the last five years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE

        Unless you otherwise instruct, proxies will be voted for election of all the nominees, all of whom are now members of the Board. If any nominee is unwilling or unable to serve as a Director and the Board does not, in that event, choose to reduce the size of the Board and the number of Class I Directors, the persons voting the proxy may vote for the election of another person in accordance with their judgment.

        The following information provides, for each nominee for election as a Class I Director, the nominee's name, age, position with IMS, the year the nominee first became a Director, principal occupations during the last five years, and other directorships in public companies.

DIRECTORS STANDING FOR ELECTION

        CLASS I DIRECTORS. The following Directors have terms ending in 2003:

        JOHN P. IMLAY, JR. Mr. Imlay, age 66, has served as a Director of IMS since June 1998. Mr. Imlay has been Chairman of Imlay Investments, an Atlanta-based private venture capital investment firm, since 1990. From January 1990 until November 1996, Mr. Imlay was Chairman of Dun & Bradstreet Software Services, Inc., a software company, and he served as Principal Executive Officer of Dun & Bradstreet Software Services, Inc. from January 1990 to January 1993 and as President of that company from January 1990 until March 1992.

        ROBERT J. KAMERSCHEN. Mr. Kamerschen, age 67, has served as a Director of IMS since June 1998. From October 1999 to February 2002, Mr. Kamerschen was Chairman and Chief Executive Officer of DIMAC Marketing Corporation, a direct marketing services firm. On April 6, 2000, DIMAC Marketing Corporation and its subsidiaries filed voluntary petitions with the U.S. Bankruptcy Court in Wilmington, Delaware seeking reorganizations under Chapter 11 of the U.S. Bankruptcy Code. DIMAC and its subsidiaries emerged from bankruptcy protection on February 28, 2001. Mr. Kamerschen previously held the following positions with ADVO, Inc., a direct marketing services firm: Retired Chairman and Senior Executive Consultant from July 1999 until October 1999, Chairman from November 1988 until June 1999, and Chairman and Chief Executive Officer from November 1988 until January 1999. Mr. Kamerschen also serves as a director of the following public companies: Linens 'N Things, Inc., Memberworks Inc., RadioShack Corporation, R.H. Donnelley Corporation and Synavant Inc.

        H. EUGENE LOCKHART. Mr. Lockhart, age 53, has served as a Director of IMS since June 1998. Since February 2003, Mr. Lockhart has been a Venture Partner for Oak Investment Partners, a private equity investment firm. From February 2000 until February 2003, Mr. Lockhart was President and Chief Executive Officer of The New Power Company, a provider of energy and related services. On June 11, 2002, New Power Holdings, Inc. and its subsidiaries, including The New Power Company, filed voluntary petitions with the U.S. Bankruptcy Court for the Northern District of Georgia seeking reorganizations under Chapter 11 of the U.S. Bankruptcy Code. The proceedings in this matter are still pending. Prior to joining The New Power Company, Mr. Lockhart served at AT&T Corporation as President of Consumer Services from July 1999 until February 2000 and as President and Chief Marketing Officer from February 1999 until June 1999. From April 1997 until October 1998, Mr. Lockhart was President, Global Retail, of Bank of America Corporation, a financial services firm, and from March 1994 until April 1997, he served as President and Chief Executive Officer of MasterCard International, Inc., a credit card company. Mr. Lockhart also serves as a director of the following public companies: RadioShack Corporation and Synavant Inc.

DIRECTORS CONTINUING IN OFFICE

        CLASS II DIRECTORS. The following Directors have terms ending in 2004:

        JAMES D. EDWARDS. Mr. Edwards, age 59, has served as a Director of IMS since October 2002. He is the owner of JDE Enterprises Inc., a provider of consulting and independent contractor services. Mr. Edwards retired in 2002 as Managing Partner—Global Markets, of Arthur Andersen LLP, after serving in several positions of increased responsibility.

        DAVID M. THOMAS. Mr. Thomas, age 53, has served as a Director and as Chairman and Chief Executive Officer of IMS since November 2002. From November 2000 until October 2002, Mr. Thomas also served as President IMS. Prior to joining IMS, Mr. Thomas was Senior Vice President/Group Executive, Personal Systems Group of International Business Machines ("IBM") from January 1998 until September 2000. He held the position of General Manager of Global Industries of IBM from January 1996 until January 1998 and General Manager of IBM North America from October 1995 until January 1996. Mr. Thomas is also a director of the following public companies: Fortune Brands, Inc., The MONY Group, Inc. and The TriZetto Group, Inc.

        WILLIAM C. VAN FAASEN. Mr. Van Faasen, age 54, has been a Director of IMS since June 1998. Since March 2003, he has been Chairman, President and Chief Executive Officer of Blue Cross and Blue Shield of Massachusetts, a health insurance firm in Boston, Massachusetts. From September 1992 until March 2003, he was President and Chief Executive Officer. Mr. Van Faasen is also a director of Tier Technologies, Inc., Liberty Mutual Insurance Company and NSTAR.

        CLASS III DIRECTORS. The following Directors have terms ending in 2005:

        CONSTANTINE L. CLEMENTE. Mr. Clemente, age 65, has served as a Director of IMS since December 2001. In August 2002, Mr. Clemente retired from Pfizer, Inc. From May 1999 until August 2002, he was Executive Vice President—Corporate Affairs; Secretary and Corporate Counsel of Pfizer. From 1992 until May 1999, Mr. Clemente served as Senior Vice President—Corporate Affairs; Secretary and Corporate Counsel of Pfizer. Mr. Clemente joined the legal division of Pfizer in 1964 and has served Pfizer in a number of domestic and international positions since that time.

        KATHRYN E. GIUSTI. Ms. Giusti, age 43, has served as a Director of IMS since February 2002. Since January 1998, she has served as the President of the Multiple Myeloma Research Foundation, a non-profit organization aimed at funding research for and advancing awareness of multiple myeloma. From 1992 through March 1997, she worked for G.D. Searle & Company, a subsidiary of Pharmacia Corporation, where she most recently served as Executive Director, Worldwide Arthritis Franchise.

        M. BERNARD PUCKETT. Mr. Puckett, age 58, has served as a Director of IMS since June 1998. In August 2002, Mr. Puckett was elected Chairman of the Board of Openwave Systems, Inc. Mr. Puckett has been a private investor since January 1996. He previously held the position of President and Chief Executive Officer of Mobile Telecommunication Technologies Corporation, a telecommunications firm, from May 1995 until January 1996. In addition, he served as President and Chief Operating Officer of that firm from January 1994 until May 1995.

General Information

Board of Directors

        The Board of Directors is responsible for supervision of the overall affairs of the Company. During 2002, Messrs. Lanigan and Alexander retired from the Board of Directors. Mr. Lanigan served on the Board of IMS and its predecessors for more than 24 years. Mr. Alexander also served on the Board of IMS and its predecessors for more than 9 years. We thank them for their many contributions during their tenure on our Board and will miss their participation.

        To assist in carrying out its duties, the Board has delegated authority to several committees. The Board of Directors held five meetings during 2002. Overall attendance at Board and Committee meetings was 93%. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which the Director serves.

Committees of the Board and Meetings

        The Board of Directors has three standing committees:

  •
  Audit Committee
  •
  Compensation and Benefits Committee
  •
  Nominating and Governance Committee

        Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. The Board's Corporate Governance Principles address a number of important governance issues such as:

  •
  Selection and monitoring of the performance of senior management;
  •
  Succession plans for the Chairman of the Board and Chief Executive Officer and certain other senior management;
  •
  Qualifications for Board membership, including mandatory retirement for Board members at age 70;
  •
  Functioning of the Board, including the requirement for Executive Sessions at each Board meeting; and
  •
  Committee responsibilities.

        Our Board of Directors and management have reviewed the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the Securities and Exchange Commission and the proposed New York Stock Exchange Listing Standards regarding corporate governance policies and procedures. We believe that our Corporate Governance Principles and committee charters meet current requirements and reflect the highest standards of corporate governance. We intend to review all of these governance documents and amend them as necessary once final rules have been adopted. In the interim, we are asking key employees throughout the world to ensure that reporting practices for our financial plan goals are carried out with the highest standard of ethics and integrity. Violations can lead to disciplinary action, including loss of compensation, stock, benefits and, in certain cases, termination of employment.

        Beginning in 2002, the Audit Committee of the Board of Directors consisted of Messrs. Van Faasen (Chairman), Lanigan and Lockhart. Mr. Robert J. Lanigan retired from the Committee in February 2002; Ms. Kathryn E. Giusti served on the Committee from March 2002 until December 2002, at which time Mr. James D. Edwards was appointed to the Committee. The Board has determined that Mr. Edwards is an "Audit Committee Financial Expert" as such term is defined in new rules of the Securities and Exchange Commission. Each member of the Audit Committee is financially literate and is an independent director as defined in the existing New York Stock Exchange listing standards. The Audit Committee held eight meetings in 2002. At each of its meetings, the Committee met with senior members of the Company's financial management team, the Company's Assistant Controller with responsibility for internal audit, the Company's General Counsel and its independent public accountants. The primary functions of the Audit Committee are to oversee that management has established and/or maintained: (i) the reliability and integrity of the Company's accounting policies and financial reporting and disclosure practices; and (ii) an adequate system of internal control and compliance with law and internal policy.

        The Audit Committee fulfills its responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter adopted by the Board of Directors in May 2000, which include:

  •
  Reviewing with management and the independent public accountants the Company's annual audited financial statements and unaudited interim financial statements;
  •
  Reviewing the activities of the internal audit function and the independent public accountants;
  •
  Reviewing the scope of the audits of the IMS internal audit function and its evaluation of internal controls;
  •
  Reviewing the scope of the audit of the Company's annual consolidated financial statements by the independent public accountants and their report on the audit; and
  •
  Reviewing the performance and qualifications, including independence in accordance with Independence Standards Board, Standard No. 1, of the independent public accountants and making a recommendation regarding the appointment of the Company's independent public accountants to the full Board.

        The Compensation and Benefits Committee of the Board of Directors consists of Messrs. Puckett (Chairman), Imlay and Kamerschen. Effective October 15, 2002, Mr. Clifford L. Alexander retired from the Committee. This Committee held five meetings during 2002. Each member of the Compensation and Benefits Committee is an independent director as defined in the existing New York Stock Exchange listing standards. This committee adopted a charter last year which is set forth in Appendix A of this proxy statement at page A1. The primary function of the Compensation and Benefits Committee is to assist the Board of Directors in the discharge of its responsibilities to the shareholders, potential shareholders, other constituents and the investment community by overseeing:

  •
  The executive compensation practices of the Company;
  •
  Administration of the Company's compensation and benefits programs for the employees and for the non-employee members of the Board including equity awards;
  •
  The executive performance appraisal process, management development program and succession plans for senior executives of the Company and annual presentations summarizing these matters to the full Board;
  •
  The annual review of the performance of the CEO and the senior management team relative to prior year results, economic and business conditions of the Company and the individual's annual and long-term goals; and
  •
  Preparation of the annual report to shareholders on executive compensation as required by the Securities and Exchange Commission.

        The Committee establishes and reviews all compensation arrangements for elected corporate officers and certain other senior management positions consistent with the compensation philosophy adopted by the Board of Directors.

        From February until October 2002, the Nominating and Governance Committee of the Board of Directors consisted of Messrs. Kamerschen (Chairman), Alexander, Clemente and Thomas. Effective October 15, 2002, Messrs. Alexander and Thomas retired from the Committee and Ms. Kathryn E. Giusti was appointed to the Committee. This Committee held four meetings during 2002. Each member of the Nominating and Governance Committee is an independent director as defined in the existing New York Stock Exchange listing standards. The primary function of the Nominating and Governance Committee is to provide counsel to the full Board with respect to:

  •
  Board organization, membership, and function;
  •
  Board committee structure and membership; and
  •
  General corporate governance matters and practices.

        The Nominating and Governance Committee will consider shareholders' recommendations of nominees for membership on the Board of Directors. Shareholders may recommend nominees for membership on the Board of Directors to the Nominating and Governance Committee by submitting the names in writing to: Robert H. Steinfeld, Senior Vice President, General Counsel and Corporate Secretary, IMS Health Incorporated, 1499 Post Road, Fairfield, Connecticut 06824. The IMS by-laws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations before an Annual or Special Meeting, which are described in the section entitled "Shareholder Proposals for 2004 Annual Meeting" beginning on page 40.

Compensation of Directors

        Of the current Board members, Mr. Thomas is the only salaried employee of the Company. Board members who are not salaried employees of IMS receive compensation for Board service. The compensation currently consists of the following:

Annual Retainer:	$30,000 (payable in quarterly installments)
Committee Chairman Fees:	$5,000 annually (payable in quarterly installments)
Attendance Fees:	$1,000 for each Board meeting, $1,000 for each Board committee meeting and expenses related to attendance at such meetings
Stock Options:
9,000 shares annually (these options vest and become exercisable in three equal annual installments or earlier upon termination of service, and expire seven years after grant or earlier following termination of service)
Restricted Stock:
One-time grant of $40,000 worth of Common Stock upon initial election as a Director (these shares are subject to a risk of forfeiture for five years but restrictions lapse upon death, disability or upon termination in other circumstances as determined by the Compensation and Benefits Committee; dividends are unrestricted)

        Directors may elect to defer all or part of their compensation under the Company's Non-Employee Directors' Deferred Compensation Plan, a non-qualified plan. Under this plan, the participating Directors may elect to defer their compensation to an account credited with deferred cash, deferred share units or stock options. The number of share units acquired is determined by dividing the cash amount deferred by 100% of the fair market value of the stock at the deferral date; stock options are acquired in a similar way, except they are valued at one-third of the then fair market value of a share of stock. Deferrals are non-forfeitable, and options have an exercise price equal to 100% of the fair market value of the underlying shares at the deferral date, become exercisable after one year and have a term of seven years.

        If there is a change in control of IMS, the Compensation and Benefits Committee may take such action as it deems necessary or desirable with respect to Directors' stock options or restricted stock. For this purpose, the term "change in control" has the same meaning as under the Change-in-Control Agreements, described below. These Committee actions could include acceleration of vesting, exercisability or settlement, payment of cash in exchange for cancellation, or issuing substitute awards that substantially preserve the value, rights and benefits of previously granted options or restricted stock.

        The Board of Directors has adopted share ownership guidelines for non-employee Directors because it believes that each non-employee Director should maintain a meaningful investment in the Company.

COMPENSATION OF EXECUTIVE OFFICERS

Report of the Compensation and Benefits Committee on Executive Compensation

        This report of the Compensation and Benefits Committee of the Board of Directors reviews our compensation program for senior executives. The Committee members are independent directors and not officers or employees of IMS. We have direct access to independent experts, experienced in the design and implementation of executive compensation arrangements, for advice on compensation matters. Currently, the Committee reviews and approves the cash and equity components of the compensation program for all senior executives of IMS as well as change in control and retirement benefits. The Committee has responsibility for the determination of the Chief Executive Officer's compensation including, but not limited to salary, annual and long-term incentive awards of stock and cash, stock option grants and other equity grants and benefits, and such determinations are presented to the Board for its ratification. Determination of the CEO's compensation is based on the Board's evaluation of the CEO's performance presented to this Committee by the Chairman of the Nominating and Governance Committee, and such other non-performance related matters as the Compensation and Benefits Committee deems appropriate.

    Executive Compensation Philosophy

        Both our Committee and the Board of Directors believe that to build shareholder value, IMS should compensate senior executives in a way that aligns their interests with the interests of shareholders. We want senior executives to operate our business with a long-term perspective while striving to deliver annual results in accordance with the Company's approved strategy and growth objectives. The Company's compensation programs are designed and managed from a total rewards perspective to support a results-oriented "pay-for-performance" philosophy and delivering significantly higher rewards to those employees who consistently perform above expectations and make a significant contribution to the collective success of IMS. In order to hold executives directly accountable for results and promote a sharp focus on building shareholder value, we have implemented an executive compensation program that ties a major portion of an executive's compensation to measures of the performance of IMS. This "pay-for-performance" approach to compensation cascades throughout the organization as do the Company's global job evaluation and benefit programs.

        The levels of compensation available to senior executives who successfully enhance corporate value need to be competitive with the compensation offered by other high-performing companies that potentially compete for their services. This approach enables us to attract and retain the highest caliber of executive talent, which is critical to the long-term success of our Company in an increasingly competitive market.

        As a result, in determining compensation opportunities and payments to executives, we look at the competitive opportunities, payments and performance among a comparator group of companies. The companies used for comparison purposes include several pharmaceutical service providers, companies engaged in other service industries and pharmaceuticals, as well as other companies with which the Company competes for executive talent. These other companies have one or more characteristics comparable to IMS, including:

  •
  Projected revenues, growth, operating income, assets, market value and total shareholder returns;

  •
  Significant market presence outside the United States;

  •
  Leading market shares in significant or emerging markets; and

  •
  Similarities in scope of position responsibilities, executive qualifications and expertise and performance challenges.

The group of comparator companies for compensation purposes differs from the peer group used for comparison in the Performance Graph on page 18.

        Compensation data for the comparator companies comes from benchmarking surveys conducted by independent compensation consultants. In reviewing the data, we take into account how the IMS compensation policies and overall performance compares to similar indices for the comparator group. In general, we seek to target an executive's total compensation opportunity, earnable for strong performance by IMS, between the 50th and 75th percentile of the comparator group compensation for the corresponding position. Our decisions, however, take into account other factors, including individual, business unit and Company performance as well as shareholder returns.

        Stock-based awards provide a direct way to align the interests of our management team to the interests of shareholders. In addition, the Board of Directors has instituted stock ownership guidelines to ensure that each senior executive continues to hold a significant equity stake in the Company and remains strongly committed to its success.

    Executive Compensation Program

        Base Salary.    Base salary compensates an executive for ongoing performance of assigned responsibilities. Our Committee reviews base salaries annually. In determining whether to adjust the base salary of an executive, including the Chief Executive Officer, we take into account salaries paid for comparable positions at other companies, changes in the executive's responsibilities, the individual performance of the executive and the IMS compensation philosophy favoring variable, performance-based compensation. For 2002, we approved merit increases to the base salaries of all executive officers, including promotions, for an overall increase of 1.6% excluding new hires.

        Annual Incentives.    An annual incentive generally rewards an executive for financial results achieved for the year. These awards depend on the level of achievement relative to financial targets set at the beginning of the plan year. For 2002, we set financial targets based on two performance measures: revenue and operating income growth of IMS on a consolidated basis. In addition, we consider individual personal objectives if at least 90% of the financial goals are achieved. These objectives focus the executive on key strategic initiatives critical to the Company's long-term success. Further, a "booster" is applied, based on the Company's earnings-per-share performance.

        With respect to each performance measure, the executive does not earn an annual incentive unless performance exceeds a predetermined "floor" for that measure. The bonus opportunity with respect to a measure is earned if the target is achieved, with performance between the floor and the target resulting in a lower bonus with respect to that performance measure. An amount greater than the target bonus opportunity for each performance measure can be earned, up to a specific limit, for exceeding the target for that measure. Incentive payouts for executive officers in 2002 averaged 70.6% of target, ranging from 40%—80% of target, excluding those for the Chief Operating Officer and the Chief Financial Officer, both recent hires whose payouts for 2002 were guaranteed.

        When negotiating to hire executives, in some cases the Company agrees to provide a guaranteed level of annual incentive payments during the first one or two years of the executive's service.

        Performance Restricted Stock Units and Related Long-Term Incentives.    Performance Restricted Stock Units, or "PERS," provide a long-term incentive opportunity for senior executives based on achievement of the same pre-established annual financial and individual goals used for purposes of the annual incentive awards. We use this program to bring total compensation opportunities and long-term compensation opportunities within the desired range relative to the comparator group, as discussed above, and to enhance retention by requiring a period of future service to "earn-out" the shares representing the PERS awarded. In addition, through this program we enable senior executives to increase their stock ownership based on performance, which creates momentum toward achievement of executive stock ownership guidelines adopted by the Board.

        Under this program, we grant a matching PERS award equal in value to the annual incentive award earned by the executive. As an award of restricted stock units, PERS confer on an executive an opportunity to receive one share for each unit at the end of a set restricted period. The number of PERS granted equals the dollar amount of the executive's annual incentive award divided by the average fair market value of IMS stock for the last twenty trading days of the performance year. After grant, PERS fluctuate with the price of IMS stock for two years (during which period they remain subject to a risk of forfeiture in the event of termination of the executive's employment, with exceptions for death, a change in control, etc.) after which time the PERS vest.

        Certain executive officers who do not participate in the PERS program instead participate in our Long-Term Incentive (LTI) Program. However, not all executives in the LTI program receive awards every year and the award value varies based on individual performance. Under this program in 2002, participants were granted the opportunity to earn an award based on the Company's cumulative earnings per share performance during the 2002 and 2003 fiscal years. Each award that may be earned consists of cash and a number of restricted stock units having a value at the commencement of the performance period equal to the cash amount. Awards range from 0% to 200% of the participant's target award level, depending on the level of performance. The cash portion of the award is vested at the end of the performance period, but restricted stock units generally require two years of further service in order to vest, except in cases of death, disability and certain retirements. The award for the 2001 and 2002 performance years paid out at 70% of target.

        Stock Options.    We use stock options as our primary long-term incentive mechanism because options reward executives to the extent shareholders benefit from share price increases after the date of grant. Executives can reap benefits from options only when and to the extent that the market value of the underlying shares has increased.

        Senior executives and other key management who did not receive grants during the 2001 annual cycle received option grants during the 2002 annual grant cycle. Certain new executive officers were granted stock options as part of their agreements to join the Company. Factors considered for these grants included: level of responsibility, potential future contributions and competitiveness of total compensation. In keeping with our philosophy to link individuals' compensation to stock performance, approximately 935 employees received stock option grants during 2002 that vest at the rate of one third per annum and have a seven-year term. Approximately 85% of IMS employees currently hold stock options.

        Restricted Stock or Units.    Restricted stock or units may be granted at Committee discretion to executive officers upon hiring, promotion, assignment of additional responsibilities, or in recognition of exceptional achievement. These are granted as an inducement and reward for new or increased commitment or contribution to IMS, and in some cases to offset valuable benefits lost by the executive upon leaving a previous employer to join our Company.

        Other Benefits.    We provide a variety of employment benefits in order to be competitive in attracting and retaining talented executives to work for IMS. Among the more important are retirement benefits provided under our various pension programs and severance benefits provided under the Employee Protection Plan and the Change-in-Control Agreements entered into with certain executives, as described beginning on page 20 of this Proxy Statement. In securing the services of certain executive officers, we have negotiated and entered into employment agreements that provide enhanced pension benefits and protections to the executive in the event of termination of employment, as described in greater detail beginning on page 21. We also offer the Executive Deferred Compensation Plan, which permits a number of senior executives to defer cash salary and bonus amounts until termination, retirement or later. Cash deferrals are treated as though invested in various indexed funds, offering tax advantages to executives and promoting retirement savings.

        CEO Compensation.    For 2002, we paid Mr. Thomas $750,000 in salary, which is the annual salary rate that has been in effect since he joined the Company in November of 2000. He has an annual incentive target opportunity equal to 100% of his salary based on the achievement of established financial performance criteria set by the Compensation and Benefits Committee. Payment of the 2002 annual incentive award for Mr. Thomas was $562,500, or 75% of his target. Because 90% of the financial thresholds were achieved, this payment was calculated in accordance with the annual incentive plan which provides for a 48% weighting on revenue performance, a 32% weighting on operating income performance, a 20% weighting on the individual objectives. No "EPS Booster" was earned for 2002.

        Under the PERS program, Mr. Thomas received an award of restricted stock units that were equal in value to his annual incentive award. These restricted stock units will vest on January 2, 2005. To link his pay more closely to company performance and align his interest more directly with the longer-term interests of shareowners, last year we granted Mr. Thomas 300,000 stock options that will vest in equal installments over three years. We believe that stock options and restricted stock units, when used judiciously and coupled with our stock ownership requirements, can be an extremely effective incentive for superior performance leading to long-term shareholder value. The target compensation for Mr. Thomas for 2002 was 18% below the 75th percentile for our relevant peer group.

        Tax Deductibility.    Section 162(m) of the Internal Revenue Code of 1986 imposes limitations on the deductibility of compensation paid to a public company's Chief Executive Officer and the other four most highly compensated executive officers. The Committee's policy is to seek to preserve such corporate tax deductibility to the greatest extent practicable, while maintaining the flexibility to approve, when appropriate, compensation arrangements in the best interests of our Company and its shareholders, but which may not always qualify for full tax deductibility. Accordingly, we have taken the steps we believe are required, including shareholder approval, to enable certain annual incentive awards, PERS, and options granted to senior executives to qualify as "performance-based" compensation not subject to Section 162(m) limits on tax deductibility. However, the Committee believes that the Company must attract, retain and reward the executive talent necessary to maximize the return to shareholders and that the loss of a tax deduction may be necessary and appropriate in some circumstances.

                      The Compensation and Benefits Committee
                      M. Bernard Puckett, Chairman
                      John P. Imlay, Jr.
                      Robert J. Kamerschen

Executive Compensation Tables

Summary Compensation Table

        The following table shows annual, long-term and other compensation paid or accrued by IMS for services rendered for the indicated fiscal years by the Company's current Chief Executive Officer, and the four most highly compensated officers (the "named executive officers") serving at the end of 2002.

Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Other Annual Compensation(2) ($)	Restricted Stock Award(s)(3) ($)	Securities Underlying Options/SARs (#)	Long-Term Incentive Payouts ($)	All Other Compensa- tion(4) ($)
David M. Thomas Chairman and Chief Executive Officer	2002 2001 2000	750,000 750,000 99,432	562,500 750,000 101,239	224,646 278,900 —	562,500 2,867,000 2,551,239	300,000 — 1,000,000	— — —	44,984 25,803 —
Gilles V. J. Pajot(5) Executive Vice President and President, European Region	2002 2001 2000	485,070 465,072 485,990	217,040 143,159 446,076	211,575 208,655 312,518	217,040 144,473 583,086	82,500 — 606,455	— — —	— — —
Nancy E. Cooper Senior Vice President and Chief Financial Officer	2002 2001	320,000 53,333	160,000 —	— —	160,000 —	55,000 100,000	— —	6,132 —
Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary	2002 2001 2000	310,000 300,000 261,244	139,825 124,908 131,179	— — —	139,825 124,908 50,025	66,000 — 198,984	— — —	13,044 13,037 26,615
Murray L. Aitken Senior Vice President, Global Consulting and Services	2002 2001	325,000 175,411	100,000 100,000	— —	100,000 200,000	98,500 125,000	— —	12,184 —

1.
Bonus amounts represent cash bonus amounts earned in a given fiscal year that are generally paid in the following year. The bonus for Ms. Cooper was guaranteed at 100% of target for 2002 in accordance with her employment offer.

2.
The amount for 2002 shown for Mr. Thomas represents $190,045 for the value, including tax gross-ups, associated with the personal use of the Company's aircraft and his Company sponsored country club membership. The amount for 2001 shown for Mr. Thomas represents $147,555 for the imputed income, including tax gross-ups, associated with the personal use of the Company's aircraft and $74,755 for the personal portion, including tax gross-ups, associated with his Company sponsored country club membership. The amount for 2002 shown for Mr. Pajot includes $188,463 for living accommodations paid in accordance with his international assignment. The amount for 2001 shown for Mr. Pajot includes $187,009 for living accommodations paid in accordance with his international assignment. The amount for 2000 shown for Mr. Pajot includes $201,560 for living accommodations and $87,294 for taxes paid in connection with his international assignment.

3.
For 2002, IMS executives earned PERS based on financial performance as follows: Mr. Thomas, 35,377; Mr. Pajot, 14,218; Ms. Cooper, 10,062, Mr. Steinfeld, 8,794; and Mr. Aitken, 6,289. PERS are subject to a risk of forfeiture upon termination of employment in certain circumstances until they vest on January 2, 2005. PERS and restricted stock units are credited with dividend equivalents equal to dividends paid on IMS Common Stock. At December 31, 2002, the named executive officers held restricted stock unit awards relating to a number of shares having a fair market value at that date as follows (excluding PERS that were not issued until 2003 with respect to 2002 performance): Mr. Thomas, 107,411 shares valued at $1,727,168; Mr. Pajot, 21,049 shares valued at $338,462; Mr. Steinfeld, 6,169 shares valued at $99,205 and Mr. Aitken, 8,500 shares valued at $136,675.

4.
The amounts shown for 2002 include aggregate annual Company contributions for the account of each named executive officer under the IMS Health Incorporated Savings Plan and IMS Health Incorporated Savings Equalization Plan as follows: Mr. Thomas, $44,984; Ms. Cooper, $6,132; Mr. Steinfeld, $13,044; and Mr. Aitken, $12,184.

5.
Amounts paid in Sterling to Mr. Pajot were converted to U.S. dollars at a rate of GBP 0.6657 to $1.00 for 2002, GBP 0.6943 to $1.00 for 2001, and GBP 0.6644 to $1.00 for 2000, in each case the average exchange rate during such year. His base salary, target incentive and target PERS amounts have not changed during these three years.

Option/SAR Grants in Last Fiscal Year

        The table below shows the grants of stock options made to the named executive officers in 2002. These options have an exercise price equal to the fair market value of the stock on the date of grant.

Name		Number of Securities Underlying Options/ SAR's Granted (#)	% of Total Options/SAR's Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value (1) ($)
David M. Thomas	Stock Options	300,000	4.6%	$17.70	07/08/09	$1,319,047
Gilles V. J. Pajot	Stock Options	82,500	1.3%	$17.70	07/08/09	$362,738
Nancy E. Cooper	Stock Options	55,000	0.8%	$17.70	07/08/09	$241,825
Robert H. Steinfeld	Stock Options	66,000	1.0%	$17.70	07/08/09	$290,190
Murray L. Aitken	Stock Options	60,000	0.9%	$18.88	02/11/09	$283,347
		38,500	0.6%	$17.70	07/08/09	$169,278

1.
Grant date present value is based on the Black-Scholes Option Pricing Model and assumes an expected stock-price volatility factor of 35.7%, a risk-free rate of return of 3.19% for grants issued on July 8, 2002 and 3.36% for grants issued on February 11, 2002, an average annual dividend yield of 0.3% a vesting and forfeiture discount of 10% and an assumed time of exercise of 3 years from grant date. These assumptions may or may not be fulfilled, and the amounts shown cannot be considered predictions of future value. Options will have value at the exercise date only to the extent the stock price exceeds the option exercise price.

Aggregated Option/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Option/SAR Values

        The following table provides information related to option exercises by each of the named executive officers during 2002, the number of unexercised options at year-end and the value of unexercised in-the-money stock options at year-end.

			Number of Securities Underlying Unexercised Options/SAR's at Fiscal Year-End (1) (#)
					Value of Unexercised In-the-Money Options/SAR's at Fiscal Year-End (2) ($)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David M. Thomas	—	—	1,000,000	300,000	—	—
CTS Options (3)	—	—	7,500	22,500	221,325	622,725
Gilles V. J. Pajot	—	—	846,013	157,660	26,989	26,990
Nancy E. Cooper	—	—	33,333	121,667	—	—
CTS Options (3)	—	—	—	15,000	—	401,400
Robert H. Steinfeld	—	—	208,979	89,915	16,193	8,097
Murray L. Aitken	—	—	41,666	181,834	—	—

1.
Represents options to purchase shares of Common Stock of IMS and in the case of Mr. Thomas and Ms. Cooper, both shares of Common Stock of IMS and shares of Class A Common Stock of CTS.

2.
The values shown equal the difference between the exercise price of the exercisable and unexercisable options and the market price of the underlying common stock at the close of business on December 31, 2002 of $16.00 for IMS and $72.23 for CTS.

3.
See Note 1 to the Security Ownership table in the Security Ownership of Management and Others Section on page 3.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2002, regarding certain outstanding awards and shares remaining available for future issuance under the Company's compensation plans under which equity securities are authorized for issuance (excluding 401(k) plans, ESOPs and similar tax-qualified plans):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by security holders(2)	24,697,799	$21.79	17,052,306
Equity compensation plans not approved by security holders	10,780,616	$19.68	2,496,481
Total	35,478,415	$21.15	19,548,787

1.
Of the shares remaining available for future issuance, the numbers of shares that may be issued as restricted stock or grants of stock as a bonus under Company plans at December 31, 2002, were as follows: 1998 Employees' Stock Incentive Plan, 516,667 shares; 2000 Stock Incentive Plan, 2,470,539 shares; 1998 Non-Employee Directors' Stock Incentive Plan, 25,942 shares. These are equity incentive plans that also authorize the grant of options and other types of equity awards, so that the shares will not necessarily be issued as restricted stock or stock bonus grants. In addition, 2,821,666 shares remain available for issuance under the Company's Employee Stock Purchase Plan, a stock purchase plan meeting the requirements of Section 423 of the Internal Revenue Code.

2.
This includes 26,647 shares in column (a) and 20,500 shares in column (c) under the 1998 Non-Employee Directors' Deferred Compensation Plan, which does not reserve a specific number of shares authorized but instead provides that shares will be available to the extent needed for deferred shares credited to directors upon deferral of cash fees and for options granted to directors in lieu of cash fees.

        Our equity compensation plans that have not been approved by our shareholders are the 2000 Stock Incentive Plan and certain shares authorized for grant under the 1998 Non-Employee Directors' Stock Incentive Plan. Set forth below is a description of the material features of these plans:

          The 2000 Stock Incentive Plan provides for the grant of options and other equity awards to employees, excluding executive officers and directors. The Board of Directors adopted the Plan in 2000. Grants under the Plan are determined, and the Plan is administered by the Compensation and Benefits Committee of the Board of Directors, along with certain officers to whom the Committee has delegated authority. The features of the Plan are similar to those of the 1998 Employees' Stock Incentive Plan, authorizing grants of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other stock-based awards. The Committee sets vesting terms of awards at grant; in some cases options or awards may vest upon the achievement of pre-set performance goals. To date, the Company has granted primarily options and restricted stock units under the Plan. Options must have an exercise price of at least 100% of the fair market value of the Common Stock on the grant date, and a term not exceeding ten years. Upon termination of employment, unvested options generally are forfeited and vested options expire 90 days after termination, except terms that are more favorable apply in the case of death, disability and retirement or as determined by the Committee. The exercise price may be paid in cash or by surrender of previously acquired shares. Restricted stock units granted under the Plan are settled by delivery of shares, and generally have been subject to a risk of forfeiture upon termination of employment for a period of one to four years, except more favorable terms apply to termination due to death, disability or retirement. Holders of restricted stock units are entitled to dividend equivalents. The Committee has specified that certain awards under the Plan will become vested upon a change in control of the Company.

          The 1998 Non-Employee Directors' Stock Incentive Plan currently provides for the grant of options and restricted stock to non-employee directors. Under Securities and Exchange Commission rules governing the above table, the Plan is considered approved by security holders but was amended by the Board of Directors to add 226,678 shares in 2000. Grants under the Plan are determined, and the Plan is administered by, the Compensation and Benefits Committee of the Board of Directors, subject to the review and approval of the full Board of Directors. Options must have an exercise price of at least 100% of the fair market value of the Common Stock on the grant date, and a term not exceeding ten years. The Committee sets vesting terms of awards at grant. Upon termination of service as a director, unvested options generally are forfeited and vested options expire 90 days after termination, except more favorable terms, including non-forfeiture of unvested options, apply in the case of death, disability and retirement or as determined by the Committee. The exercise price may be paid in cash or by surrender of previously acquired shares. Restricted stock granted under the Plan is subject to a risk of forfeiture upon termination of service as a director, except in the case of death or disability or as otherwise determined by the Committee, for a period specified by the Committee.

  Holders of restricted stock are entitled to unrestricted dividends. The current policies with respect to grants of awards under this Plan are described under the caption "Compensation of Directors." This Plan is being amended and restated at the Annual Meeting, subject to the approval of the Company's shareholders.

Five Year Performance Graph

        This graph compares the total shareholder return of IMS, the Standard and Poor's 500 Index, the S&P 500 Pharmaceutical Index and a selected comparator group from June 23, 1998—the first day of when-issued trading in IMS Common Stock—until December 31, 2002. While there is no widely recognized standard industry group or individual companies that are pure peers of IMS, a group was selected composed of six companies that provide pharmaceutical companies with contract research, contract sales and drug wholesale services. Although most of these companies do not compete directly with IMS, their customers are the same, and we believe their share price performance is influenced by many of the same factors as that of IMS. This Pharmaceutical Services Group consists of: McKesson HBOC, Inc., Cardinal Health Inc., Covance Inc., Dendrite International, Inc., NDC Health Corporation and Quintiles Transnational Corporation. In addition, we have replaced the S&P Drug Index with the S&P 500 Pharmaceutical Index because, effective December 31, 2001, the S&P Drug Index is no longer a reported index.

Comparison of Cumulative Total Returns to Shareholders
June 23, 1998 to December 31, 2002

	6/23/1998	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	Compound Annual Return Rate
IMS	$100.00	$143.14	$127.60	$132.26	$95.87	$78.99	-5.1%
Pharmaceutical Services Group	$100.00	116.61	52.57	91.78	91.81	78.65	-5.2%
S&P 500 Pharmaceutical	$100.00	117.89	103.75	141.43	120.86	96.64	-0.8%
S&P 500	$100.00	110.66	133.94	121.75	107.28	83.57	-3.9%

Note:

  1
  The Pharmaceutical Services Group includes McKesson HBOC, Cardinal Health, Covance, Dendrite International, NDC Health Corporation and Quintiles Transnational.

  2
  The Company is replacing the S&P Drug Index for 2002 with the S&P 500 Pharmaceutical Index because effective December 31, 2001, the S&P Drug Index is no longer a reported index.

Note: All IMS share prices have been adjusted to reflect dividend reinvestment of the value of the shares distributed in the Company's spin-off of Gartner, Inc. in 1999 and Synavant Inc. in 2000 into additional shares of stock in IMS.

Retirement Benefits

        The information set forth in the table below is applicable to Mr. Thomas and illustrates the estimated aggregate annual benefits payable under the IMS Health Incorporated Retirement Plan ("Retirement Plan"), the IMS Health Incorporated Retirement Excess Plan ("REP") and the IMS Health Incorporated Supplemental Executive Retirement Plan ("SERP") in specified average final compensation and credited service classifications upon retirement. Amounts shown in the table include U.S. Social Security benefits, which would be deducted in calculating benefits payable under these plans. These aggregate annual retirement benefits do not increase because of additional credited service after 15 years.

        Benefits vest after five years of credited service and are calculated at 5% of average final compensation per year for the first 10 years of credited service, and 2% per year for the next five years, up to a maximum of 60% of average final compensation after 15 years of credited service. Except as described below, average final compensation is defined as the highest average annual compensation during five consecutive twelve-month periods in the last ten consecutive twelve-month periods of the employee's credited service. The benefits shown in the table below are calculated on a straight-life annuity basis.

	Estimated Aggregate Annual Retirement Benefit Assuming Credited Service of:
Average Final Compensation
	5 Years	10 Years	20 Years	30 Years	36 Years
$1,000,000	$250,000	$500,000	$600,000	$600,000	$600,000
1,300,000	325,000	650,000	780,000	780,000	780,000
1,600,000	400,000	800,000	960,000	960,000	960,000
1,900,000	475,000	950,000	1,140,000	1,140,000	1,140,000

        Compensation, for the purpose of determining retirement benefits, consists of base salary, annual bonuses, commissions, overtime and shift pay, and includes earned compensation deferred under the Executive Deferred Compensation Plan. Severance pay, income derived from equity-based awards, contingent payments and other forms of special remuneration are excluded. A portion of the bonuses included in the Summary Compensation Table above were not paid until the year following the year in which they were accrued and expensed; therefore, compensation for purposes of determining retirement benefits varies from the Summary Compensation Table amounts in that bonuses expensed in the previous year but paid in the current year are part of retirement compensation in the current year and any unpaid current year's bonuses accrued and included in the Summary Compensation Table are not.

        As of December 31, 2002, the number of years of credited service for Mr. Thomas is two. For 2002, compensation that would be included in calculating average final compensation for Mr. Thomas was $1,500,000.

        Under terms agreed to in connection with his employment by the Company as the Chairman, Chief Executive Officer and at that time President in November 2000, Mr. Thomas is 100% vested in the benefit payable under the terms of the SERP. In addition, Mr. Thomas' employment agreement provides for an alternate determination of his pension benefit, which if greater, would become payable. The alternative determination of his pension benefit reflects the service Mr. Thomas earned with his prior employer. See "Employment Agreements" beginning on page 21.

        The information set forth in the table below is applicable to Mr. Steinfeld and Ms. Cooper and illustrates the estimated aggregate annual benefits payable under the Retirement Plan, the REP and the IMS Health Incorporated Executive Pension Plan ("EXPP"). U.S. Social Security benefits will not be deducted when determining benefits payable under these plans. These aggregate annual retirement benefits do not increase because of additional credited service after 30 years. The effective date of the EXPP is April 17, 2001. Mr. Steinfeld and Ms. Cooper have been designated to participate in the EXPP effective February 11, 2003.

        Benefits vest after five years of credited service and are calculated at 2.5% of average final compensation per year for the first 15 years of credited service, 1.5% of average final compensation for the next 15 years, up to a maximum of 60% of average final compensation after 30 years of credited service.

	Estimated Aggregate Annual Retirement Benefit Assuming Credited Service of:
Average Final Compensation
	5 Years	10 Years	15 Years	20 Years	25 Years
$300,000	$37,500	$75,000	$112,500	$135,000	$180,000
375,000	46,875	93,750	140,625	168,750	225,000
450,000	56,250	112,500	168,750	202,500	270,000
525,000	65,625	131,250	196,875	236,250	315,000

        The benefits shown in the table above are calculated on a straight-life annuity basis. As of December 31, 2002, the number of years of credited service for Mr. Steinfeld and Ms. Cooper are six and zero, respectively.

        For 2002, compensation that would be included in calculating average final compensation for Mr. Steinfeld and Ms. Cooper was $434,908 and $320,000, respectively. However, Mr. Steinfeld's employment agreement provides that his average final compensation shall at least equal his 2001 base salary plus the greater of his 2001 target annual incentive or his actual annual incentive paid for 2001. As a result, Mr. Steinfeld's average final compensation shall not be less than $465,000. In addition, Mr. Steinfeld's aggregate annual accrued benefit under the Retirement Plan, REP and EXPP shall not be less than $47,240 per year commencing at age 55, which is the aggregate amount determined under the Retirement Plan, REP and US Executive Retirement Plan ("US ERP") as of February 11, 2003. See "Employment Agreements" beginning on page 21.

        The information set forth in the table below is applicable to Mr. Pajot and illustrates the estimated aggregate annual benefits payable in specified average final compensation and credited service classifications upon retirement. Amounts shown in the table include benefits payable under the plans of Mr. Pajot's prior employer that would be deducted in calculating benefits payable by the Company.

        Mr. Pajot is 100% vested in his plan benefit. Benefits are calculated at 3.25% of average final compensation per year of credited service, up to a maximum of 65% of average final compensation, after 20 years of service.

	Estimated Aggregate Annual Retirement Benefit Assuming Credited Service of:
Average Final Compensation
	5 Years	10 Years	15 Years	20 Years	25 Years
$600,000	$97,500	$195,000	$292,500	$390,000	$390,000
700,000	113,750	227,500	341,250	455,000	455,000
800,000	130,000	260,000	390,000	520,000	520,000
900,000	146,250	292,500	438,750	585,000	585,000
1,000,000	162,500	325,000	487,500	650,000	650,000

        The benefits shown in the table above are calculated on a straight-life annuity basis. As of December 31, 2002, the number of years of credited service for Mr. Pajot is ten. For 2002, compensation that would be included in calculating average final compensation for Mr. Pajot was $628,229.

        Retirement benefits for Mr. Aitken are determined solely under the Retirement Plan and the REP. Under these plans, IMS credits 6% of the participant's compensation monthly to the participant's national retirement account in the plans. The retirement account earns monthly investment credits based on the yield on 30-year Treasury bonds, which is adjusted periodically. The estimated annual retirement benefit payable to Mr. Aitken at retirement age 65 based upon service to December 31, 2002 is $3,146. Compensation earned in 2002 but prior to Mr. Aitken's plan participation date of July 1, 2002 is excluded for determining his retirement benefit. For 2002, compensation for purposes of determining retirement benefits for Mr. Aitken was $162,500.

        Optional forms of payment, including but not limited to actuarially equivalent lump sum payments under the non-qualified plans, are available under each of these arrangements provided the employee has complied with all requirements relating to such election.

Change-in-Control Agreements

        We have entered into Change-in-Control Agreements with certain of our executives. These provide for severance and other benefits if, following a change in control of IMS, the executive's employment terminates in a way adverse to the executive. These agreements cover all executive officers as well as certain other officers and selected key employees.

        Under the Change-in-Control Agreements, an executive commits to remain employed for 180 days following an event that represents a potential change in control to maintain stable operations while a change in control proceeds. If a named executive officer's employment ends within two years following a change in control either because the Company terminates him or her without cause or because the executive resigns under circumstances constituting "good reason," the executive will be entitled to:

  •
  Payment of target bonus for the year, prorated to reflect the part of the year he or she worked;

  •
  Payment of a lump sum of three times his or her base salary plus annual target bonus for the year (or two times in the case of certain executives); if no target bonus has been determined for the year, the annual bonus actually earned in the preceding year will be used;

  •
  Immediate vesting of stock options;

  •
  Vesting and deemed achievement of target performance and payment for outstanding long-term performance awards;

  •
  Payment of an allowance for outplacement expenses;

  •
  Life and health insurance benefits for 36 months after termination (24 months in the case of certain executives); and

  •
  Certain retiree medical and life benefits commencing at age 55.

        If payments trigger the "golden parachute" excise tax imposed by the U.S. Internal Revenue Code, the Company will pay an additional "gross-up" amount so that his or her after-tax benefits are the same as though no excise tax had applied, and we will reimburse an executive for expenses incurred in enforcing the agreement unless incurred in bad faith.

        Under the agreement, "good reason" means an adverse change in employment status, compensation or benefits, or a required move to a new work location not otherwise specified in the agreement.

        A "change in control" is defined in the agreement to occur if a person becomes the beneficial owner of 20% or more of the combined voting power of IMS' securities, if a majority of the Board changes in a 24-month period without the specified approval of incumbent directors, if IMS merges with another entity in a way that substantially changes the ownership of existing shareholders, if we sell substantially all assets or liquidate IMS, or if the Board of Directors otherwise determines that a change in control has occurred. If a potential change in control occurs, IMS must deposit funds into a "rabbi" trust to fund potential obligations under the agreements.

Employment Agreements

        The employment agreements with Messrs. Thomas, Pajot and Steinfeld and Ms. Cooper employ each of them for a specified period of up to approximately three years, with automatic one-year renewals thereafter. The agreements specify annual base salaries, which must be reviewed annually and may be increased but not decreased from the amount previously in effect. Salary levels in effect for 2002 are reflected in the Summary Compensation Table. The agreements also provide each executive with an opportunity to earn annual incentive compensation based on achievement of performance objectives set by the Compensation and Benefits Committee, in an amount not less than the incentive opportunity in the prior year and in any case not less than a specified percentage of salary, as follows: Mr. Thomas, 100%; Mr. Pajot, 56%; Mr. Steinfeld, 56%; and Ms. Cooper, 50%. Under the agreements, we must permit each executive to continue participating in plans and programs offering compensation opportunities and benefits no less favorable than those in effect at the time the agreements became effective. The agreements impose obligations on the executive as to confidentiality, non-competition, non-disparagement of IMS, and similar matters during employment and for specified periods following termination. In addition to normal remedies for breach, the breach of these obligations after termination of employment can trigger forfeiture of options.

        The agreements require IMS to provide certain payments and benefits upon termination of the executive's employment, in addition to amounts previously accrued. If employment terminates due to retirement, approved early retirement, death or disability, the executive will receive annual incentive compensation for that year prorated to reflect the part of the year worked. Retirement is defined as age 60, in the case of Mr. Thomas, and age 55 in the case of the other executives. Eligibility for retirement under certain IMS plans may be met through the attainment of age and/or service criteria that differs from that in the agreements. If termination results from a disability, the employment agreements provide for accelerated vesting of options, restricted stock units, performance awards and other awards and continued participation in health and other benefit plans until age 65. Although not covered by the employment agreements, the executives' option agreements provide, subject to certain exceptions, for no forfeiture of options and other awards upon termination due to death or retirement. If we terminate the employment of the executive not for cause or the executive terminates for "good reason," he/she will receive:

  •
  Payment of a prorated portion of target bonus for that year;

  •
  Payment of a severance benefit equal to (i) for Messrs. Thomas and Pajot, two times the sum of annual salary plus the greater of that year's target bonus or the bonus paid in the prior year, and (ii) for Mr. Steinfeld and Ms. Cooper, the sum of annual salary plus the greater of that year's target bonus or the bonus paid in the prior year. These amounts are payable in monthly installments over 24 months;

  •
  Accelerated vesting of options, restricted stock units, performance awards and other awards, with any performance objectives deemed achieved at target levels, except certain of Mr. Pajot's unvested options that are excluded from this vesting; and

  •
  Continued participation in health and other benefit plans for up to two years after termination, unless a subsequent employer provides comparable benefits.

If such a termination occurs within two years after a change in control, the executive will receive the benefits listed above plus these enhancements:

  •
  The severance benefit multiplier will be three times rather than two times or one times the annual cash amount;

  •
  Any option granted during the term of the agreement will remain outstanding until its stated expiration date;

  •
  For purposes of our supplemental executive retirement plans, Mr. Thomas will be credited with additional years of age and/or service so that he will qualify for the maximum retirement benefit, and his average final compensation will be not less than his base salary and target annual incentive for the year in which the change in control occurred but in no event less than $2 million;

  •
  For purposes of the EXPP, Mr. Steinfeld and Ms. Cooper will be credited with three additional years of age and three additional years of service for determining their retirement benefit;

  •
  Participation will continue in benefit plans for up to three years; and

  •
  Any greater benefits provided under the Change-in-Control Agreements will only apply to Messrs. Pajot and Steinfeld and Ms. Cooper and not to Mr. Thomas, because his employment agreement encompasses his change-in-control benefits.

        Upon occurrence of a potential change-in-control event, we must deposit funds into a trust to fund potential obligations under the agreements. If payments following a change-in-control trigger the "golden parachute" excise tax, we will pay the executive an additional "gross-up" amount so that his or her after-tax benefits are the same as though no excise tax had applied.

        For purposes of the agreements, "good reason" means a demotion or adverse change in the executive's employment status, compensation or benefits, a required relocation, a failure of IMS to abide by other important provisions of the agreement or to renew the term of the agreement. We must fully indemnify the executives, continue officers' and directors' liability insurance during employment and for up to six years thereafter, and reimburse the executive for expenses incurred in enforcing the agreement unless incurred in bad faith or frivolous. A "change in control" has the same meaning as defined in the Change-in-Control Agreements, described above.

        The agreements contain additional provisions tailored to the individual executive's circumstances, and resulting from the negotiations between IMS and the executive. Mr. Thomas's agreement provides that he is credited, for purposes of vesting under our supplemental pension plan and other executive compensation plans (excluding the IMS equity plans), with 28 years of service, reflecting his years of service to his prior employer. If Mr. Thomas's employment terminates after five years of service to IMS, his 28 years of service to his prior employer will be treated as years of service under our SERP, but any pension paid by the former employer will reduce our pension obligation. If termination occurs in less than five years, the agreement provides a formula that can enhance his retirement benefit if termination is not for cause, not due to retirement and not a voluntary termination without good reason (as defined above). His agreement also provides that he and his family may use our aircraft for personal travel, in which case he will receive a tax "gross-up" for his income taxes resulting from a family member accompanying him on business travel (but not non-business travel).

        Mr. Pajot's agreement provides for special pension benefits intended to duplicate benefits payable under a pension plan of a prior employer, had he remained with that employer until retirement. His arrangement provides that, if he retires at age 65, his annual benefit will equal 65% of his average final pensionable earnings (base salary plus bonus), however our retirement benefits obligation will be reduced by the pension amounts he is entitled to receive from his former employer. His disability benefits will be at least equal to those provided under our US ERP, with credit for all years of service to IMS. The US ERP disability provision provides for monthly payments to the disabled employee equal to 1/12th of the base salary and cash incentive paid to the employee during the 12 month period prior to becoming disabled. His agreement also provides that he can voluntarily terminate his employment before a change in control and receive the severance payments, pro-rata annual incentive award, vesting in certain options and continued health and welfare benefits that would have been provided had we terminated his employment without cause, or he can voluntarily terminate his employment within two years after a change in control and receive all of the payments and benefits that would have been provided had we terminated his employment without cause after a change in control.

        Mr. Steinfeld's agreement provides that, for purposes of determining pension benefits under the EXPP, his average final compensation shall be at least equal to $465,000, his accrued benefit shall not be less than that which was determined as of February 11, 2003 under the US ERP and he will earn two years of past service credit for each of the next 3 years of future service in addition to the service credits otherwise arising from such future service. Thereafter, additional service will be awarded in accordance with the terms of the EXPP. If Mr. Steinfeld is terminated within two years after a change in control in circumstances that would trigger a severance payment, he will also receive retiree medical and life insurance benefits no less favorable than those he would have received had he retired at or after age 55. His agreement also provides that under certain circumstances, he may be required to reimburse the Company for bonus or equity based compensation received, if the Company is required to prepare an accounting restatement due to the material noncompliance with applicable financial reporting requirements.

        Ms. Cooper's agreement provides that for purposes of determining pension benefits under the EXPP, she will earn one additional year of past service credit upon the completion of one year of future service. Thereafter, additional service will be awarded in accordance with the terms of the EXPP. If Ms. Cooper is terminated within two years after a change in control in circumstances that would trigger a severance payment, she will also receive retiree medical and life insurance benefits no less favorable than those she would have received had she retired at or after age 55. Her agreement also provides that under certain circumstances, she may be required to reimburse the Company for bonus or equity based compensation received, if the Company is required to prepare an accounting restatement due to the material noncompliance with applicable financial reporting requirements.

Employee Protection Plan

        The IMS Health Incorporated Employee Protection Plan, or EPP, provides severance benefits to employees, including certain executive officers. The EPP provides for the payment of severance benefits if IMS terminates the officer's employment not for cause. An executive officer terminated in this way will receive salary and benefits continuing for not less than 26 weeks nor more than 104 weeks, determined on the basis of 1.5 weeks for each $10,000 of base salary plus three weeks for each year of service, but limited to 26 weeks if the employee has less than one year of service at termination. Benefits under the EPP cease when the officer earns or accrues compensation from any new employer or other third party. These benefits do not apply to certain executive officers terminated within two years after a change in control, which are covered by the change-in-control agreements described above.

        In addition to continuation of salary, the EPP provides to eligible terminated officers:

  •
  Continued medical, dental and life insurance coverage throughout the salary continuation period;

  •
  Payment of the annual bonus for the year of termination that would have been paid if employment continued, pro-rated to reflect the number of months worked during that year, but only if the employee worked for at least six months in that year and termination was not due to the employee's unsatisfactory performance; and

  •
  Outplacement services and financial counseling in certain cases.

        The Chief Executive Officer retains discretion to increase or decrease EPP benefits for executives and other employees. EPP benefits will not be provided to executives covered by employment agreements, except Messrs. Thomas and Steinfeld and Ms. Cooper are entitled to EPP benefits to the extent that they may be more favorable than benefits under their employment agreements.

PROPOSAL NO. 2: APPOINTMENT OF AND RELATIONSHIP
WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon the recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as the Company's independent public accountants for 2003. The Board of Directors will ask the Company's shareholders to approve this selection at the Annual Meeting.

Report of the Audit Committee

        PricewaterhouseCoopers LLP served as the Company's independent public accountants for the year ended December 31, 2002. PricewaterhouseCoopers has been the Company's independent public accountants since July 1998, when IMS became an independent publicly traded company. In connection with its audit of the Company's consolidated financial statements, PricewaterhouseCoopers also audited the separate financial statements of the Company's publicly traded subsidiary, CTS.

        Among its functions, the Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The independent public accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America.

        The Audit Committee has reviewed and discussed the annual audited financial statements with management and the independent public accountants, PricewaterhouseCoopers. The Audit Committee also examined with the independent public accountants the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent public accountant's examination of the consolidated financial statements.

        PricewaterhouseCoopers has also confirmed to the Company that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee received and discussed with PricewaterhouseCoopers its written disclosures in the form of a letter as required by Independence Standards Board Standard No. 1. The Audit Committee has considered whether the provision of non-audit services by the Company's independent public accountants is compatible with the auditor's independence.

        Based on the reviews and discussions referred to above, and the guidelines specified by the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee William C. Van Faasen, Chairman James D. Edwards H. Eugene Lockhart

Fees Paid to Independent Public Accountants

        As mentioned previously, the accounting firm of PricewaterhouseCoopers served as IMS' independent public accountants for the year ended December 31, 2002. In addition to rendering audit services during 2002, PricewaterhouseCoopers performed various non-audit services for the Company worldwide.

Audit Fees

        The aggregate fees billed by PricewaterhouseCoopers for audit services in connection with the Company's financial statements for the fiscal year ended December 31, 2002 were $2.2 million, including fees for audit services performed at the Company's publicly traded then subsidiary, CTS, and fees relating to the filing of various statutory reports worldwide.

Financial Information Systems and Design Implementation Fees

        The consulting business of PricewaterhouseCoopers provided services relating to an information system design and implementation project for IMS during the fiscal year ended December 31, 2002. On October 1, 2002, PricewaterhouseCoopers sold its consulting business. Aggregate fees billed to the Company in 2002 by PricewaterhouseCoopers for information system design and implementation services were $1.8 million.

All Other Fees

        The aggregate fees for all other professional services rendered by PricewaterhouseCoopers for the fiscal year ended December 31, 2002 were $3.5 million, including audit-related services of $1.2 million, tax-related services of $0.8 million and non-audit services of $1.5 million. Audit-related services generally include services rendered in connection with Securities and Exchange Commission registration statements, due diligence on acquisitions, benefit plan audits and accounting consultations. Tax-related services include tax return preparation and tax consultation. Non-audit services include primarily actuarial and human resource advisory services. The Audit Committee has concluded that the provision of these services by PricewaterhouseCoopers is compatible with maintaining its independence.

        The Board of Directors, on the recommendation of the Audit Committee, has appointed PricewaterhouseCoopers as independent public accountants for the Company for the year ending December 31, 2003, subject to ratification of the appointment by the affirmative vote of a majority of the shares of Common Stock voting in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote on the matter. A representative of PricewaterhouseCoopers is expected to be available to answer appropriate questions at the Annual Meeting and is free to make statements during the meeting. If the shareholders do not ratify the appointment of PricewaterhouseCoopers, the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF PRICEWATERHOUSECOOPERS

PROPOSAL NO. 3: APPROVAL OF AMENDED AND RESTATED 1998 IMS HEALTH INCORPORATED NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

        The Board of Directors recommends that shareholders of IMS approve an amendment and restatement of the 1998 Non-Employee Directors' Stock Incentive Plan (the "Directors' Plan"). The principal changes to the Directors' Plan would be to increase the number of shares available under the Plan by approximately 500,000 shares and to include a restriction on repricing outstanding options under the Plan. The increase in shares is to allow Directors to receive their annual remuneration and to elect to forego their cash remuneration and instead receive grants of shares, deferred share units and options.

        At December 31, 2002, outstanding awards under the Directors' Plan relate to a total of 370,901 shares, and 25,942 shares remain available for future awards. If this proposal is approved by shareholders, the Company's separate Non-Employee Directors' Deferred Compensation Plan (the "Deferral Plan") will be amended to remove its "evergreen" authorization of shares for director deferrals, and shares for such deferrals will thereafter be drawn only from the amended Directors' Plan. For information on the total number of shares currently available under the Company's equity compensation plans, subject to outstanding options, warrants, and rights, see "Equity Compensation Plan Information on page 16."

        The Board and its Compensation & Benefits Committee (the "Committee") believe that the Directors' Plan is a valuable means by which IMS can attract and retain non-employee directors. Recent corporate governance reforms in the United States have underscored the fact that qualified and diligent independent directors are essential to the long-term success of a company, and have imposed increased responsibilities on independent directors. The Directors' Plan has and can continue to align the interests of directors with those of shareholders. The Deferral Plan has provided directors with a means to voluntarily increase their investment in IMS, and the proposed amendment to the Directors' Plan will permit such voluntary investments to continue. The Directors' Plan has been designed in a flexible manner, to give the Board and Committee the opportunity to determine the appropriate amounts and terms of equity awards, both as to outright grants and as voluntary investments by directors in lieu of receipt of cash fees. This flexibility could be particularly important if directors undertake added and possibly uneven duties in an effort to enhance the effectiveness of IMS corporate governance and to meet new legal and stock exchange requirements.

Reasons for Shareholder Approval

        The Board seeks shareholder approval of the amendment and restatement of the Directors' Plan in order to grant stock awards to non-employee directors in accordance with their annual remuneration and to satisfy certain legal requirements, particularly requirements of the New York Stock Exchange. In addition, the Board regards shareholder approval of the Directors' Plan as desirable and consistent with corporate governance best practices.

Restriction on Repricing

        The Directors' Plan includes a new restriction providing that, without shareholder approval, the Company will not amend or replace options previously granted under the Plan in a transaction that constitutes a "repricing." The term "repricing" has the meaning specified in a definition recently adopted by the New York Stock Exchange. Adjustments to the exercise price or number of shares subject to an option to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a "repricing," however.

Description of the Directors' Plan

        The following description of the Directors' Plan is qualified in its entirety by the provisions of the Directors' Plan, a copy of which is attached as Appendix B to this Proxy Statement.

        Types of Awards:    The Directors' Plan authorizes the following types of awards:

  •
  stock options, both as outright grants and as elected by a director in lieu of cash directors' fees;

  •
  restricted stock, an outright grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

  •
  restricted stock units, a contractual commitment to deliver shares at a future date if vesting conditions and other requirements are met; such awards are economically similar to restricted stock but permit the director to defer settlement past the vesting date;

  •
  shares of common stock granted in lieu of cash directors' fees;

  •
  deferred share units, a contractual commitment to deliver shares at a future date granted upon deferral of cash directors' fees; and

  •
  dividend equivalents which are amounts payable on restricted stock units and deferred share units, to ensure that they are economically equivalent to share ownership;

        Information as to the current granting policies of the Board of Directors with respect to options and restricted stock awards under the Directors' Plan is set forth above under the caption "Compensation of Directors."

        Administration.    The Directors' Plan is administered and interpreted by the Compensation & Benefits Committee and the Board. The Plan requires Board approval of determinations as to the amount and timing of awards, and other decisions that might impose significant cost on the Company. The Committee is composed of non-employee directors, and the Board intends that Committee members will be independent under applicable standards of independence for directors. Officers and employees will perform administrative functions under the Plan, particularly those associated with implementing deferrals and awards in lieu of fees.

        Eligibility.    Directors who are not employed by IMS or its subsidiaries, including Committee members, are eligible for participation in the Directors' Plan. As of the 2003 Annual Meeting, eight non-employee directors will be eligible to receive awards under the Directors' Plan. All of these Directors currently hold awards under the Directors' Plan.

        Shares Available and Award Limitations.    If the amendment and restatement is approved, 525,942 shares will be available for outstanding awards and future grants under the Directors' Plan, representing approximately 0.2% of the outstanding class of Common Stock as of December 31, 2002. The amendment provides that shares subject to a Plan award that is forfeited, expired, settled in cash or otherwise terminated without issuance of shares to the participant, and shares withheld by or surrendered to IMS in payment of the exercise price of an option, will be deemed to become available again for new awards under the Plan. Shares delivered under the Plan may be either newly issued or treasury shares.

        On March 12, 2003, the last reported sale price of the Company's Common Stock in consolidated trading of New York Stock Exchange-listed securities was $14.17 per share.

        Stock Options.    The Board or Committee can grant non-qualified stock options under the Directors' Plan, as outright grants or in lieu of directors' cash fees if so elected by the participant. The exercise price of any option granted under the Directors' Plan is determined by the Committee, but may not be less than 100% of the fair market value of the shares on the date of grant. If options are offered in lieu of cash fees, the Committee must determine a value for the options, which is the amount by which the director's fees will be reduced. The Committee, with reference to an option valuation methodology, will determine this value but the Committee may set a fixed value that will remain in effect for a year and otherwise exercise discretion in setting the value. A director who elects to receive such options will in effect pay a "premium" for options, which, at grant, have an exercise price equal to the current market price of common stock.

        No option will be exercisable for more than 10 years after the date of grant. Options granted outright will have vesting and forfeiture terms specified by the Board or Committee. Such options will, however, become vested upon termination due to death, disability or retirement, and will remain outstanding for five years after such termination, but not past the stated option expiration date and subject to extension in certain cases of death during the post-termination exercise period. All options may be exercised by payment of the exercise price in cash, in shares having a fair market value equal to the exercise price, or through broker-assisted cashless exercises to the extent permitted by law. Option shares may be withheld to pay the exercise price if no additional accounting expense is incurred.

        Restricted Stock and Restricted Stock Units.    The Board or Committee is authorized to grant shares of restricted stock or restricted stock units as outright grants, and to determine the vesting and forfeiture terms of such awards. These awards are non-transferable for so long as they remain subject to a risk of forfeiture, and restricted stock units can be deferred as to settlement beyond the time the forfeiture risk lapses. These awards will not be forfeited if termination of service as a director results from death or disability, and the Committee retains authority to accelerate vesting in other cases.

        Shares and Deferred Share Units in Lieu of Fees.    The Board or Committee can permit participants to elect to receive shares or deferred share units in lieu of directors' cash fees. No discount applies for this purpose, so that the number of shares or units received is determined by dividing the amount of fees forgone by the fair market value of a share at a designated date. That date may be either the date the fees otherwise would have been paid or another date set in advance; this allows easier administration of these transactions by providing for quarterly or a similarly limited number of purchase dates each year.

        Adjustments Upon Certain Events.    Adjustments to the number and kind of shares issued or reserved for issuance pursuant to the Directors' Plan or outstanding awards and shares subject to the overall share limitation are authorized in the event a share dividend or split, reorganization, recapitalization, merger, spin-off, extraordinary dividend, or other similar corporate transaction or event affects the Common Stock. Upon a change in control, the Committee can provide for accelerated vesting or take other actions to preserve the value of awards.

        Amendments and Termination.    The Board may amend, alter, discontinue or terminate the Directors' Plan, except that amendments are subject to shareholder approval if required by law or the rules of the New York Stock Exchange or if the amendment would materially increase the number of shares reserved, materially broaden eligibility to receive awards or materially increase benefits accruing to participants. Thus, although most plan amendments that increase the Company's costs would require shareholder approval, the increase in cost of the Directors' Plan would not by itself trigger a shareholder approval requirement. The Committee can amend the Directors' Plan, but the Board must also approve amendments that are more significant. Outstanding awards may also be amended, but not in ways that contravene the express terms of the Directors' Plan. Without the consent of a participant, no amendment to the Directors' Plan or an award may materially impair the participant's rights under a previously granted award. If not earlier terminated by the Board, the Directors' Plan will terminate when no shares remain available and when the Company has no obligations with respect to outstanding awards.

        Other Terms of Awards.    Awards are generally not transferable or assignable by a participant otherwise than by will or by the laws of descent or distribution, although the Committee can permit transfers of awards in individual cases to the extent permitted by law. The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option, in accordance with such terms and conditions as the Committee may establish. Awards under the Directors' Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise of an option), except to the extent required by law.

        The Directors' Plan is not exclusive, so that the Board or Committee may grant equity awards and pay compensation to directors under other plans and arrangements.

Federal Income Tax Implications of the Directors' Plan

        The federal income tax consequences of non-qualified stock options, restricted stock, restricted stock units and deferred stock units under the Directors' Plan are the same as for similar types of awards under the Incentive Plan. A discussion of this appears below under Proposal 4, "Federal Income Tax Implications of the IMS Health Employees' Stock Incentive Plan." Receipt of options and deferred share units in lieu of directors' fees likely will be implemented in a manner that results in no income taxation of participants at the time of grant. Receipt of actual shares in lieu of directors' fees will be subject to federal income taxation, as ordinary income, at the time the shares are issued. The Company would be entitled to a corresponding tax deduction.

New Plan Benefits Under the Directors' Plan

        No outstanding award under the Directors' Plan is subject to shareholder approval of the proposed amended and restated Plan. Future awards under the Directors' Plan will be subject to the discretion of the Committee. The type, number, recipients and other terms of such awards cannot be determined at this time. Current policies of the Company with respect to equity grants to non-employee directors are described above under the caption "Compensation of Directors." The following table shows the grants under the Directors' Plan to be granted in 2003 under the current Non-Employee Director Remuneration Program as described on page 9.

1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan
As Amended and Restated May 2, 2003

Name and Position	Number of Options To Be Granted At 2003 Annual Meeting Date
Non-Employee Director Group	85,000

If shareholders decline to approve the amended and restated Directors' Plan, the terms of the Directors' Plan without the amendment will remain in effect, so that a portion of the option grants shown in the table above could still be made.

Vote Required For Approval

        Approval of the Directors' Plan will require the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS CONSIDERS THE APPROVAL OF THE AMENDED AND RESTATED DIRECTORS' PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING.

PROPOSAL NO. 4: APPROVAL OF THE AMENDED AND RESTATED 1998 IMS HEALTH
INCORPORATED EMPLOYEES' STOCK INCENTIVE PLAN

        The Board of Directors recommends that shareholders of IMS approve an amendment to the 1998 Employees' Stock Incentive Plan (the "Incentive Plan") to increase the proportion of awards that can be granted in the form of restricted stock and other "full-value" awards, to extend the termination date of the Plan from 2008 to 2013, to conform the Plan's restriction on repricing to the proposed New York Stock Exchange rule requiring shareholder approval of repricing, and to clarify a provision relating to stock appreciation rights.

        The proposed amendment will not increase the overall number of shares reserved and available under the Incentive Plan. At December 31, 2002, outstanding awards under the Incentive Plan relate to a total of 18,511,732 shares, and 14,210,140 shares remain available for future awards. For information on the total number of shares currently available under the Company's equity compensation plans, subject to outstanding options, warrants and rights, see "Equity Compensation Plan Information" on page 16.

        The Board and its Compensation and Benefits Committee (the "Committee") believe that attracting and retaining executives and other key employees of high quality has been and will continue to be essential to the Company's growth and success. The Incentive Plan enables the Company to offer appropriate incentives required to attract, retain, motivate and reward top caliber employees for the creation of long-term corporate value. In particular, stock options, restricted stock and other stock-based awards are important elements of compensation for executives and other employees, because such awards enable them to acquire or increase their proprietary interest in IMS Health, thereby ensuring a mutuality of interest with shareholders. Awards incorporating performance requirements can provide suitable rewards for achieving specific performance objectives focused on the Company's annual and long-term goals, such as earnings and earnings per share. Awards under the Incentive Plan provide an increased incentive for each employee granted an award to expend his or her maximum efforts for the success of the firm's business. The Board and Committee therefore view the Incentive Plan as a key component of the Company's overall compensation program.

Reasons for Shareholder Approval

        The Board seeks shareholder approval of the amendment to the Incentive Plan in order to satisfy certain legal requirements, including requirements of the New York Stock Exchange. In addition, the Board regards shareholder approval of the Incentive Plan as desirable and consistent with corporate governance best practices. Shareholder approval of the amendment will also permit designated stock options to qualify as incentive stock options under the Internal Revenue Code for ten years after approval. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Restriction on Repricing

        The Incentive Plan includes a provision that, without shareholder approval, the Company will not amend or replace options previously granted under the Plan in a transaction that constitutes a "repricing." The amendment specifies that the term "repricing" has the meaning specified in a definition recently adopted by the New York Stock Exchange. Adjustments to the exercise price or number of shares subject to an option to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a "repricing."

Description of the Incentive Plan

        The following description of the Incentive Plan is qualified in its entirety by the provisions of the Incentive Plan, a copy of which is attached as Appendix C to this Proxy Statement.

        Types of Awards:    The Incentive Plan authorizes a broad range of awards, including:

    •
    stock options;

    •
    stock appreciation rights ("SARs");

    •
    restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;

    •
    other stock-based awards, which may include restricted stock units, a contractual commitment to deliver shares at a future date if vesting conditions and/or other requirements are met;

    •
    shares of common stock granted as a bonus, including shares deferred as to delivery; and

    •
    dividend equivalents.

        Administration.    The Incentive Plan is administered and interpreted by the Compensation and Benefits Committee. The Board limits membership on the Committee to non-employee directors, and intends that appointees will be independent directors under all applicable standards of independence. The Incentive Plan authorizes the delegation of Committee authority to an executive officer or group of executive officers to approve the grant of awards other than restricted stock, in amounts that are limited under the Plan. The Committee at present permits grants under delegated authority, but only to employees below the level of executive officer and otherwise as limited by the Plan and the Delaware General Corporation Law.

        Eligibility.    Employees of IMS Health and its subsidiaries (which excludes persons who serve solely as directors of the Company, including Committee members) are eligible to be selected for participation in the Incentive Plan. The Committee has complete authority and discretion to determine from among eligible persons to whom awards under the Incentive Plan will be granted and the amounts of such awards. At present, approximately 5,900 persons would be eligible for selection to receive awards under the Incentive Plan, of which approximately 3,250 persons currently hold awards granted under the Incentive Plan.

        Shares Available and Award Limitations.    As stated above, 14,210,140 shares are available for outstanding awards and future grants under the Incentive Plan, representing approximately 5% of the outstanding class of Common Stock as of December 31, 2002. The amendment is not increasing the number of shares reserved under the Incentive Plan. Shares subject to an Incentive Plan award that is forfeited or expired, settled in cash or is otherwise terminated without issuance of shares to the participant, and shares withheld by or surrendered to IMS Health to satisfy withholding tax obligations or in payment of the exercise price of an award will be deemed to remain available for new awards under the Incentive Plan. The amendment clarifies that undelivered shares subject to an award become available again even if the award is otherwise exercised for some shares, as for example, in the case of delivery of a net number of shares upon exercise of an SAR. The Incentive Plan applies the same share counting rules to shares subject to outstanding awards under the 1998 IMS Health Incorporated Replacement Plan for Certain Employees Holding Cognizant Corporation Equity-Based Awards that are not in fact issued or delivered. That plan provided for replacement awards for awards outstanding at the time of the 1998 spin-off of the Company, but did not authorize new awards to be granted after the spin-off. In addition, shares issuable in connection with awards granted in substitution for awards of a business acquired by IMS Health will not be counted against the number of shares reserved under the Incentive Plan. Shares delivered under the Incentive Plan may be either newly issued or treasury shares.

        The Incentive Plan also contains a limit on the number of shares of restricted stock and similar awards that may be granted, which is to be increased by the amendment. Currently, the Plan would allow approximately 516,667 shares to be issued in connection with these types of awards granted in the future. The amendment would increase this amount to 2,016,667 shares that could be delivered in connection with "full-value awards" granted after May 2, 2003. For this purpose, "full-value awards" means equity awards other than Options or SARs for which a participant does not pay or surrender rights to payment equal to at least the fair market value of the award determined at the date of grant.

        An annual per-person limitation applies to each type of award granted to a participant in any calendar year. Each type of award may relate to no more than one million shares plus the amount of any unused annual limit for the previous year. In the case of a performance-based award, which is not valued in a way and which relates to shares, the maximum amount of such award to any Participant with respect to performance in a single fiscal year shall be $5 million. Limitations on per-person awards are required to qualify them for full tax deductibility under Section 162(m).

        On March 12, 2003, the last reported sale price of the Company's Common Stock in consolidated trading of New York Stock Exchange-listed securities was $14.17 per share.

        Stock Options.    The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price of any option granted under the Incentive Plan is determined by the Committee but may not be less than 100% of the fair market value of the shares on the date of grant. If the Committee requires the participant to pay consideration at the time of grant of the option, that payment will be treated as a prepayment applied to the exercise price of the option. The Committee determines the term of each option granted, the times at which each option will be exercisable, and provisions relating to forfeiture of unexercised options at or following termination of employment. No option, however, will be exercisable more than 10 years after the date it is granted. The Incentive Plan also specifies that options become vested upon termination due to death or disability, and will not be forfeited upon termination due to retirement, and specifies periods following various types of employment terminations during which options may be exercised. Options may be exercised by payment of the exercise price in cash, in shares having a fair market value equal to the exercise price, or through a broker-assisted cashless exercise. The amendment clarifies that option shares may be withheld to pay the exercise price if that would not trigger additional accounting expense.

        SARs.    The Committee is authorized to grant SARs, either independent of an option grant or in connection with an option. An SAR, upon exercise, entitles the participant to receive the excess of the fair market value of a share of Common Stock over the exercise price, payable in cash or shares. SARs granted in connection with an option may be granted concurrently with the related option grant or at any time prior to the exercise or cancellation of the option and are generally subject to the same terms and conditions as the option. The exercise price of an SAR is determined by the Committee but will not be less than the greater of (i) 100% of the fair market value of the shares on the date of grant or in the case of an SAR granted in conjunction with an option, the option price of the related option and (ii) an amount permitted by applicable laws, rules, by-laws or policies or regulatory authorities or stock exchanges. The Committee may impose, in its discretion, conditions upon exercisability or transferability, including limits on the times at which an SAR will be exercisable and provisions relating to forfeiture of unexercised SARs at or following termination of employment. SARs granted under the Incentive Plan may include "limited SARs" that are exercisable upon the occurrence of specified events. To date the Committee has not granted SARs, but SARs exercisable for stock may become more useful under accounting rules that might in the future apply to the Company.

        Other Stock-Based Awards, Performance-Based Awards and Related Provisions.    The Committee is authorized to grant shares of restricted stock, shares of common stock as a bonus or as deferred shares, awards valued by reference to the fair market value of shares, and dividend equivalents. The Committee determines the terms and conditions of such awards, including the consideration to be paid upon grant or exercise, the periods during which awards will be outstanding, and any vesting provisions, forfeiture conditions and restrictions on such awards. In addition, the Committee can attach performance goals to these stock-based awards so that they will qualify as "performance-based compensation" which is deductible by IMS without limitation under Section 162(m) of the Code. Performance-based compensation requires satisfaction by a participant of certain pre-established performance goals while the outcome is substantially uncertain. Such performance goals must be objective, and are to be based on one or more business criteria specified in the Plan. These business criteria are discussed in greater detail in Proposal 5 below. The performance goals may be calculated without regard to extraordinary items, or the treatment of extraordinary items for purposes of measuring performance may be specified in advance by the Committee. A performance award qualifying under Section 162(m) may not be paid until the Committee certifies that the performance goals have been met.

        Adjustments Upon Certain Events.    Adjustments to the number and kind of shares issued or reserved for issuance pursuant to the Incentive Plan or outstanding awards and shares subject to the overall share limitation, the limitation on full-value awards and the annual per-person limitation on equity awards are authorized in the event a share dividend or split, reorganization, recapitalization, merger, spin-off, extraordinary dividend or other similar corporate transaction or event affects the Common Stock. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or changes in applicable laws, regulations, or accounting principles, except that any adjustments to awards intended to qualify as "performance-based" must conform to requirements under Section 162(m). In the event of a change in control (as defined in the Incentive Plan), the Committee may take such action as it deems necessary or desirable with respect to an award. To date, the Committee has provided for accelerated vesting of many types of awards upon a change in control.

        Amendments or Termination.    The Board may amend, alter or discontinue the Incentive Plan, except that amendments are subject to shareholder approval if required by law or the rules of the New York Stock Exchange or if the amendment would materially increase the number of shares reserved, materially broaden eligibility to receive awards or materially increase benefits accruing to participants. Thus, although most amendments that increase the Company's costs would require shareholder approval, the increase in cost of the Incentive Plan would not by itself trigger a shareholder approval requirement. Without the consent of a participant, no amendment or alteration may materially impair a participant's rights under a previously granted award.

        Other Terms of Awards.    The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee may condition awards on the payment of taxes, such as by withholding a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards under the Incentive Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the option exercise), except to the extent required by law. Awards are generally not transferable or assignable by a participant otherwise than by will or by the laws of descent or distribution, although the Committee can permit transfers of awards in individual cases to the extent permitted by law.

        The Incentive Plan is not exclusive, so that the Committee may grant equity awards and performance-based compensation under other plans and arrangements.

Federal Income Tax Implications of the Incentive Plan

        The Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the Incentive Plan. The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option, which is an ISO, except that the alternative minimum tax may apply. Upon exercising an option, which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

        Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares. The tax "basis" normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option's exercise. A participant's sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax "basis" in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR's exercise.

        The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of an option or SAR, but no tax deduction relating to a participant's capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to selling the shares.

        The Company may, however, permit participants to elect to defer taxation upon certain exercises of options other than ISOs. Under such a transaction, the participant must pay for the option exercise by surrendering shares, and the Company defers the option shares that represent the gain upon exercise as to delivery. The participant generally should not realize income upon exercise, but will realize ordinary income equal to the value of shares delivered at the end of the deferral period. The Company is not entitled to a tax deduction at the time of exercise, but becomes entitled to a tax deduction at the time shares are delivered at the end of the deferral period. Proposed legislation may limit the ability of participants to make this kind of deferral, however.

        With respect to awards other than options and SARs that result in a transfer to the participant of shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the fair market value of shares or other property actually received. Thus, for example, if the Company grants an award of deferred stock or permits the participant to elect to defer receipt of shares under an award, the participant will defer the time he or she becomes subject to income tax, and the Company's right to claim a tax deduction likewise will be deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company generally can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

        As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Internal Revenue Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the Incentive Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, performance awards to employees the Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such "performance-based" compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Incentive Plan will be fully deductible under all circumstances. In addition, other awards under the Incentive Plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, not be deductible by the Company as a result of Section 162(m). See also "Proposal 5" below.

        The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Incentive Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Incentive Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits Under the Incentive Plan

        No outstanding award under the Incentive Plan is subject to shareholder approval of the proposed amendment. Because future awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. Information regarding the Company's recent practices with respect to stock-based compensation under the Plan is presented in the "Summary Compensation Table" and "Equity Compensation Plan Information" elsewhere in this Proxy Statement and in the Company's financial statements for the fiscal year ended December 31, 2002, in the Annual Report which accompanies this Proxy Statement. If shareholders decline to approve the Incentive Plan, the terms of the Incentive Plan without the amendment will remain in effect, and future performance-based awards will not be granted under the Incentive Plan to the extent necessary so that shareholder approval would have met the requirements of Treasury Regulation 1.162-27(e)(4).

Vote Required For Approval

        Approval of the amendment to the Incentive Plan will require the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

        THE BOARD OF DIRECTORS CONSIDERS THE APPROVAL OF THE AMENDMENTS TO
THE INCENTIVE PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS
SHAREHOLDERS AND THEREFORE RECOMMENDS THAT SHAREHOLDERS VOTE
FOR APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING.

PROPOSAL NO. 5: REAPPROVAL OF PERFORMANCE GOALS UNDER THE 1998
IMS HEALTH INCORPORATED EMPLOYEES' STOCK INCENTIVE PLAN AND
THE EXECUTIVE ANNUAL INCENTIVE PLAN

        The Board of Directors recommends that shareholders of IMS Health reapprove the business criteria used in setting performance objectives for performance awards under the 1998 Employees' Stock Incentive Plan (the "Incentive Plan") and annual incentive awards under the Executive Annual Incentive Plan (the "Annual Plan"). Although the Incentive Plan and Annual Plan were each approved by shareholders in 1999, reapproval of certain terms of performance goals under those plans is advisable so that the Company will be able to continue to claim tax deductions for awards and payouts in 2004 and following years.

Reasons for Shareholder Approval

        As discussed in the Compensation and Benefits Committee Report, the Company seeks to preserve its ability to claim tax deductions for compensation paid to executives, to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and any of the four other most highly compensated executive officers serving on the last day of the fiscal year (referred to as the "named executive officers"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible.

        The Company is seeking reapproval of the business criteria used to set performance goals for performance-based awards under the Incentive Plan and Annual Plan to named executive officers in order to meet a key requirement for such awards to qualify as "performance-based" under Section 162(m). Because shareholder approval of general business criteria, without specific targeted levels of performance, qualifies performance-based awards under Section 162(m) for a period of approximately five years, reapproval of such business criteria by shareholders will meet the requirements under Section 162(m) until 2008. Shareholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) under the Incentive Plan is not subject to a time limit under Section 162(m), and so is not subject to this proposal.

Business Criteria Used for Specifying Performance Goals

        Both the Incentive Plan and the Annual Plan provide that the Compensation and Benefits Committee may grant awards that may be earned only upon achievement of specific, pre-established performance goals. Such performance goals must be objective, and are to be based on one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and/or amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; and (xvii) working capital. The Annual Plan includes measures of customer satisfaction and employee satisfaction as other possible business criteria for performance goals. The Incentive Plan includes the following additional business criteria: (i) economic value added; (ii) total shareholder return (stock price appreciation plus dividends and distributions); (iii) operating management goals; and (iv) execution of pre-approved corporate strategy. Any of these business criteria may relate to IMS Health or one or more of its subsidiaries, divisions or business units, partnerships, joint ventures or minority investments, product lines or products. The performance goals may be calculated without regard to extraordinary items, or the treatment of extraordinary items for purposes of measuring performance may be specified in advance by the Committee. A performance award qualifying under Section 162(m) may not be paid until the Committee certifies that the performance goals have been met.

Description of the Incentive Plan

        The Incentive Plan is described in detail under Proposal 4 above, including the Federal income tax consequences of awards under the Plan. A copy of the Incentive Plan is attached hereto as Appendix C. Information regarding performance-based equity awards that incorporate the business criteria for which reapproval of shareholders is sought appears under the heading "Proposal 4—Description of the Plan—Other Stock-Based Awards, Performance-Based Awards and Related Provisions".

Description of the Annual Plan

        The Board of Directors adopted the Annual Plan in 1998, and shareholders approved it in 1999. Its purpose is to advance the interests of the Company and shareholders by providing incentives in the form of periodic cash bonus awards to certain management employees of the Company and its subsidiaries, thereby motivating such employees to attain corporate performance goals articulated under the Annual Plan.

        Administration.    The Annual Plan is administered and interpreted by the Compensation and Benefits Committee (the "Committee"). The Board limits membership on the Committee to non-employee directors, and intends that appointees will be independent directors under all applicable standards of independence.

        Eligibility.    The Committee selects participants from among employees of the Company whose position and responsibilities are expected to have a material impact on the results of operations of the Company or its subsidiaries. Approximately 130 senior employees currently participate in the plan.

        Performance Goals.    The amount of any incentive compensation earned by a participant in a performance period will be determined based on the attainment of written performance goals approved by the Committee and established while the outcome is substantially uncertain. The objective performance goals must be based on the business criteria described above. The Committee also specifies an award opportunity for each participant. This is an amount or range of amounts that may be earned upon achievement of specified levels of performance during the performance period. Performance is typically measured over a period of the one year, but the Committee has authority to specify different length performance periods under the Plan.

        Payment of Awards.    Following the completion of a performance period, the Committee will determine whether and the extent to which applicable performance goals have been met so that the participant has earned an award authorized under the Plan. If so, the Committee will make a written determination to that effect, specifying the level of performance achieved and the amount of incentive compensation to be paid. No incentive compensation will be paid under the Plan until certification is made by the Committee. At the discretion of the Committee, the amount of the payment may be varied downward or, with respect to a participant who was not designated as a covered employee subject to Section 162(m) of the Code (the "Covered Employees"), upward.

        Maximum Award Limit.    The maximum amount that may be earned by a participant with respect to a fiscal year of the Company is $3 million.

        Termination of Employment.    If a participant dies, retires, is assigned to a different position, is granted a leave of absence, or is otherwise terminated (except for cause) during a performance period, a pro rata share of any incentive compensation based on the period of actual performance may, at the discretion of the Committee, be paid to such participant at the end of the performance period.

        Amendment and Termination.    The Board may amend, alter or discontinue the Annual Plan, but no amendment, alteration or discontinuation may impair the rights or obligation under any award granted to a participant without his or her consent. The Committee may, however, amend the Annual Plan to permit the granting of awards that meet the requirements of the Code.

        Nontransferability of Awards.    Awards and rights under the Plan are not transferable or assignable by the participant otherwise than by will or the laws of descent and distribution.

        Federal Income Tax Implications of the Annual Plan.    Cash payments of incentive awards under the Annual Plan result in ordinary income to the participant, and the Company is generally entitled to an equal tax deduction. As discussed above, the ability of the Company to claim this tax deduction for the named executive officers may depend on compliance with Section 162(m) of the Code, which may not occur in all cases. The Company permits awards under the Annual Plan to be deferred at the election of the participant, which defers the timing of taxation to the participant and the timing of the corresponding tax deduction to be claimed by the Company.

New Plan Benefits

        Reapproval of the business criteria used for performance awards under the Incentive Plan and Annual Plan will not affect any currently outstanding awards or award opportunities. Awards granted in 2004 and thereafter under the two Plans should remain fully deductible by virtue of shareholder reapproval of the business criteria used in the Plan. It is not possible at this time to determine whether any such awards will be granted or the terms of such awards.

Vote Required For Approval

        Approval of this proposal will require the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS CONSIDERS THE REAPPROVAL OF THE BUSINESS CRITERIA USED IN SETTING PERFORMANCE GOALS UNDER THE INCENTIVE PLAN AND ANNUAL PLAN TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND THEREFORE RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING.

OTHER MATTERS

        TIDE Policy Committee—Shareholder Rights Plan—Independent Director Evaluation. In March 2002, the Board of Directors adopted a TIDE policy (Three-Year Independent Director Evaluation policy) for its shareholder rights plan. The TIDE policy stipulates that at least three independent directors of the Company (the "TIDE Committee") will evaluate the shareholder rights plan at least every three years. In April 2002, the Company's Board of Directors established a TIDE Committee comprised of Robert J. Kamerschen, Chairman; Constantine L. Clemente and Kathryn E. Giusti, all of whom are independent Directors of the Company. The TIDE Committee reviewed and considered materials reflecting arguments for and against the retention of shareholder rights plans in general and the Company's shareholder rights plan in particular and consulted with outside counsel. Based on its review and deliberations at a meeting in December 2002, the TIDE Committee determined that the Company's shareholder rights plan continued to be in the best interest of the Company and its shareholders and did not recommend any changes or modifications to the shareholder rights plan at this time. Upon the recommendation of the Committee, the Board unanimously approved the retention of the Company's shareholder rights plan in its current form.

        Other Business.    We know of no matters, other than those referred to in this Proxy Statement that will be presented at the Annual Meeting. If, however, any other appropriate business should properly be presented at the meeting, the persons named in the enclosed form of proxy will have discretion to vote on those matters for you.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Under the rules of the Securities and Exchange Commission, if a shareholder wants us to include a proposal in our Proxy Statement (and form of proxy) for presentation at our 2004 Annual Meeting of Shareholders, the proposal must be received by us, marked to the attention of Robert H. Steinfeld, Corporate Secretary, at our principal executive offices by December 2, 2004.

        Under our by-laws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Corporate Secretary of the Company at 1499 Post Road, Fairfield, Connecticut 06824. We must receive the notice of your intention to introduce a nomination or proposed item of business at our 2004 Annual Meeting no earlier than February 2, 2004, and no later than February 22, 2004.

        If, however, the date of our 2004 Annual Meeting is advanced more than 20 days, or delayed more than 70 days, from May 2, 2004, we must receive notice no earlier than 90 days prior to the 2004 Annual Meeting date and no later than the close of business (i) 70 days prior to the 2004 Annual Meeting date or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later.

        The nomination must contain the following information about the nominee:

  •
  The information that would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such nominee as a Director and

  •
  A signed consent of the nominee to serve as a Director of the Company, if elected.

        Notice of a proposed item of business must include:

  •
  A brief description of the substance of, and the reasons for conducting, such business at the annual meeting;

  •
  The shareholder's name and address;

  •
  The number of shares of common stock held by the shareholder (with supporting documentation where appropriate); and

  •
  Any material interest of the shareholder in such business.

REDUCE MAILINGS

        If more than one copy of the Company's 2002 Annual Report, 2002 Annual Review and Proxy Statement has been mailed to your address and you wish to reduce the number of reports you receive and save the Company the cost of producing and mailing these reports or if you wish to receive your reports via the Internet, please let us know. We will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s). At least one account must continue to receive the Annual Report and Proxy Statement either via mail or via Internet delivery.

March 31, 2003

Appendix A

IMS Health Incorporated
Compensation and Benefits Committee Charter

    Purpose

        The primary purpose of the Compensation and Benefits Committee (the "Committee") is to assist the Board of Directors (the "Board") of IMS Health Incorporated (the "Company") in the discharge of its responsibilities to the shareholders, potential shareholders, other constituents and the investment community by overseeing: (i) the executive compensation practices of the Company; (ii) administration of the Company's compensation and benefits programs for employees and for non-employee members of the Board including but not limited to awards of equity interests; and (iii) the preparation of an annual report on executive compensation for inclusion in the Company's proxy statement.

    Composition

        At the recommendation of the Nominating and Governance Committee, the Board shall appoint (and remove) all members and the Chairman of the Committee. All members of the Committee shall be members of the Board, each of whom has been determined by the Board to: (i) meet the independence requirements of the New York Stock Exchange as implemented by the Board; (ii) qualify as "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "1934 Act") and the rules promulgated thereunder by the Securities and Exchange Commission, as amended from time to time; and (iii) meet the "outside director" requirements of Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended from time to time. Members should have sufficient knowledge and familiarity in the area of compensation practices and policies to discharge the duties and responsibilities of the Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings. No action of the Committee shall be invalid or void solely because of a failure of any member to meet the requirements of this paragraph.

    Duties and Responsibilities

        The Committee shall have and may exercise the powers of the Board in matters relating to the following duties and responsibilities, to the fullest extent permitted by law:

  Administration:    The Committee shall interpret, implement and administer all aspects of remuneration, including but not limited to the compensation and benefits of all executive officers, members of management, all other employees of the Company and its subsidiaries and non-employee members of the Board. In carrying out this duty, the Committee's responsibilities shall include, but not be limited to:

  (i)
  Establish and administer compensation and benefits policies, plans and programs and determination of eligible employees and the type, amount and timing of such compensation and benefits provided or paid pursuant to such policies, plans and programs.

  (ii)
  Monitor, on an on-going basis, such policies, plans and programs, and adopt or recommend amendments to or new policies, plans and programs, including all incentive compensation and equity-based plans.

  (iii)
  Establish annual and long-term performance criteria and goals at the beginning of each performance period pursuant to any Company incentive plans, and certify results achieved at the end of each performance period, for all executive officers of the Company.

  (iv)
  Make individual compensation determinations including, but not limited to, salary, annual and long-term incentive awards of cash and stock, stock option grants, other equity grants, and the totals thereof, with respect to the Company's Chief Executive Officer ("CEO"), all executives reporting directly to the CEO and all officers who are "insiders" subject to Section 16 of the 1934 Act (collectively, the "Board Review Group"). All such determinations shall be presented to the Board for its review, and in the case of the CEO, such determination shall be presented to the Board for its ratification. Determination of the CEO's compensation shall be based upon the Board's evaluation of the performance of the CEO, which shall be presented to this Committee by the Chairman of the Nominating and Governance Committee, and such other non-performance related matters as the Committee deems appropriate.

  (v)
  Consider, among other factors, individual, business unit and Company strategic progress and performance relative to prior years' results, economic and business conditions, annual and long-term goals, and comparative/competitive pay and performance levels in carrying out the Committee's duties hereunder.

  (vi)
  Review and approve all executive employment contracts and other compensatory, severance or change-in-control arrangements for current and former members of the Board Review Group.

  (vii)
  Review and recommend to the Board compensation arrangements for non-employee members of the Board, and assist the Board, in coordination with the Nominating and Governance Committee, in developing corporate governance guidelines relating to director compensation.

  (viii)
  Annually review the executive performance appraisal process and program and the management development and succession planning policies and programs of the Company with the CEO and present to the Board for its review the results of such review.

  (ix)
  Administer the Company's employee and executive benefit plans, programs and practices, including responsibility for the selection and retention of trustees to have custody of plan assets, the selection and retention of asset managers for such plans and the determination of investment guidelines and portfolio objectives applicable thereto.

  (x)
  Establish and periodically review policies and practices relative to Board Review Group perquisites and expense accounts.

  (xi)
  Reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  (xii)
  Annually review and evaluate the performance of the Committee including compliance by the Committee with this Charter.

  Additional Approval Requirements:    The foregoing notwithstanding, any policies, plans and programs that provide for material compensation of non-employee directors or that reserve equity securities for issuance in connection with options or other equity awards, and material amendments to such programs, shall be subject to approval of the Board, and to the extent required by law, shareholders of the Company.

  Delegation:    The Committee may delegate the authority granted hereunder, subject to applicable limitations under the Delaware General Corporation Laws. Such delegation may include delegation to a subcommittee, in order to ensure compliance with legal and regulatory obligations, to ensure timely decision-making or for other purposes. Such delegation may also include delegation to management or any member or members of the Board Review Group, but only with respect to compensation matters affecting employees other than members of the Board Review Group.

  Compliance and Reporting:    The Committee shall produce annual reports summarizing compensation policies for the Company's CEO and other executive officers and explain the relationship between executive officer compensation and the Company's performance, as required by the Securities and Exchange Commission, the New York Stock Exchange and generally accepted business practices, for inclusion in the Company's proxy statement in accordance with Securities and Exchange Commission rules and regulations.

Meetings and Reports to the Board

        The Committee shall schedule at least four regular meetings per year, at which a Secretary, designated by the Committee members, shall keep minutes. The Committee shall meet in executive session at least on an annual basis. The Chairman of the Committee shall report on the Committee's activities and actions to the Board at each Board meeting immediately following each Committee meeting.

    Outside Consultants

        The Committee shall have the sole authority and discretion to retain outside compensation consultants, legal counsel or other independent third-party experts to advise the Committee in discharging its duties and responsibilities.

APPENDIX B

1998 IMS HEALTH INCORPORATED
NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

(As Amended and Restated as of May 2, 2003)

1.  Purpose of the Plan

        The purpose of the Plan is to aid the Company in attracting, retaining and compensating non-employee directors and to enable them to increase their proprietary interest in the Company. The Plan is intended to benefit the Company and its shareholders by enabling non-employee directors of the Board to have a greater personal financial stake in the Company, and reinforcing such directors' common interest with shareholders in increasing the value of the Shares on a long-term basis. In furtherance of this purpose, the Plan provides for periodic grants of Options, Restricted Stock, and Restricted Stock Units, and the opportunity for non-employee directors to elect deferred and alternative forms of compensation in lieu of cash fees for service as a director, including Options, Shares, and Deferred Share Units.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

  (a)
  Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

  (b)
  Award: An Option, a Share of Restricted Stock, or Restricted Stock Unit granted under the Plan, or an Option, Share, or Deferred Share Unit granted in lieu of cash directors fees under the Plan.

  (c)
  Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

  (d)
  Board: The Board of Directors of the Company.

  (e)
  Change in Control: The occurrence of any of the following events:

  (i)
  any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

  (ii)
  during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(e)(i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

  (iii)
  the shareholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity; or

    (iv)
    the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (f)
  Committee: The Compensation and Benefits Committee of the Board.

  (g)
  Company: IMS Health Incorporated, a Delaware corporation.

  (h)
  Deferred Share Unit: An Award granted under Section 8 upon deferral of cash compensation representing a contractual commitment of the Company to deliver to the Participant, at a specified future date, one Share in settlement of the deferral. Dividend equivalents equal to the value of dividends on outstanding shares shall be paid or credited on Deferred Share Units, if and subject to such terms as may be specified by the Committee, including terms ensuring convenient administration of the Plan.

  (i)
  Disability: Inability to continue to serve as a non-employee director of the Board due to a medically determinable physical or mental impairment which constitutes a permanent and total disability, as determined by the Committee (excluding any member thereof whose own Disability is at issue in a given case) based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

  (j)
  Effective Date: June 30, 1998.

  (k)
  Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported for such date, or if no trade was reported for such date then on the latest preceding date for which a trade was reported, by a recognized reporting service designated by the Committee.

  (l)
  Option: A stock option granted under the Plan.

  (m)
  Participant: Any director of the Company who has been granted an Award under the Plan, for so long as the Award is outstanding.

  (n)
  Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

  (o)
  Plan: The 1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan, as amended and restated.

  (p)
  Restricted Stock: An Award of a Share subject to a risk of forfeiture and non-transferability restrictions granted under Section 7 of the Plan.

  (q)
  Restricted Stock Unit or RSU: An Award, granted under Section 7, representing a contractual commitment of the Company to deliver to the Participant, at a specified future date, one Share, if specified vesting conditions are met. Dividend equivalents equal to the value of dividends on outstanding shares shall be paid or credited on RSUs, if and subject to such terms as may be specified by the Committee, including terms that may provide for forfeiture of such dividend equivalents if the corresponding RSU is forfeited and terms ensuring convenient administration of the Plan.

  (r)
  Retirement: Termination of service with the Company after such Participant has attained age 70, regardless of the length of such Participant's service; or, with the prior written consent of the Committee (excluding any member thereof whose own Retirement is at issue in a given case), termination of service at an earlier age after the Participant has completed six or more years of service with the Company.

  (s)
  Shares: Shares of common stock, par value $0.01 per share, of the Company.

3.    Shares Subject to the Plan

        Subject to adjustment as provided in Section 9(a), the total number of Shares reserved and available for delivery under the Plan for Awards outstanding at May 2, 2003 or thereafter granted shall be 909,962. The Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of Shares to the Participant, including the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award, will become available for Awards under the Plan.

4.    Administration

  (a)
  Administrative Authority.    The Plan shall be administered by the Board or Committee, provided that any determination increasing the amount or value of Awards that may granted in any year shall be subject to the approval of the Board. The Committee may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto). In addition, the Committee may delegate administrative responsibilities, including with respect to deferrals implemented under the Plan, to an executive officer or committee of executive officers and employees. The Board and the Committee are authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that either deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

  (b)
  Restriction on Option Repricing.    Without the prior approval of the Company's stockholders, Options granted under the Plan will not be repriced, replaced or regranted through cancellation or by lowering the Option Price of a previously granted Option. For this purpose, "repriced" means: (i) amending the terms of an Option after it is granted to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (iii) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

5.    Eligibility

        A director who is not an employee of the Company or any subsidiary of the Company as of the date that an Award is granted shall be eligible to participate under this Plan.

6.    Terms and Conditions of Options

        Options granted under the Plan shall be non-qualified stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Board or the Committee shall determine:

  (a)
  Grants.    A Participant may receive grants of Options, on such dates and authorizing the purchase of such number of Shares as determined by the Board or Committee in its sole discretion. In addition, the Board or Committee may authorize the grant of Options in lieu of payment of fees to eligible directors, upon the election of the director, in accordance with Section 8. The Board or Committee may set such other terms of Options granted hereunder, subject to the explicit provisions of the Plan.

  (b)
  Option Price.    The exercise price per Share of an Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

  (c)
  Exercisability.    Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

  (d)
  Exercise of Options.    Except as otherwise provided in the Plan or in a related Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence or (B) the date of sale by a broker of all or a portion of the Shares being purchased pursuant to clause (iv) in the following sentence. The exercise price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option exercise price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, including, if no additional accounting expense to the Company will result, by directing the withholding of Shares issuable upon exercise of the Option, (iii) partly in cash and partly in such Shares, or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option exercise price for the Shares being purchased not later than the time of delivery of the Shares to the broker, subject to limitations under applicable law. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan. The Committee may impose restrictions on Option shares, and may permit Participant's to elect to defer delivery of Option shares representing the "profit" upon exercise, subject to applicable law.

  (e)
  Termination Provisions Relating to Certain Options.    An Option granted under this Section 6 not in lieu of fees under Section 8 shall be subject to the following vesting and exercise terms in the event of termination of a Participant's service as a director:

  (i)
  Death.    If a Participant's service as a director of the Company terminates by reason of death after the date of grant of an Option, the unexercised portion of such Option shall immediately vest in full and the Option may thereafter be exercised only during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of death.

  (ii)
  Disability or Retirement.    If a Participant's service as a director of the Company terminates by reason of Disability or Retirement after the date of grant of an Option, the unexercised portion of such Option shall immediately vest in full and such Option may thereafter be exercised only during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of such termination of service; provided, however, that if a Participant dies within a period of five years after such termination of service, the unexercised portion of the Option may thereafter be exercised, during the shorter of (A) the remaining stated term of the Option or (B) the period that is the longer of five years after the date of such termination of service or one year after the date of death.

    (iii)
    Other Termination of Service.    Unless otherwise specified by the Board not later than the time of grant of an Option, if a Participant's service as a director of the Company terminates for any reason other than death, Disability or Retirement after the date of grant of an Option as described above, the unexercised portion of an Option may thereafter be exercised only during the period ending 90 days after the date of such termination of service, but only to the extent to which such Option was exercisable at the time of such termination of service.

7.    Terms and Conditions of Restricted Stock and Restricted Stock Units

        Restricted Stock or RSUs granted under the Plan shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Board or Committee shall determine:

  (a)
  Grants.    A Participant may receive, on such dates as determined by the Committee in its sole discretion, grants consisting of such amounts of Restricted Stock or RSUs as determined by the Committee in its sole discretion.

  (b)
  Restrictions.    Restricted Stock and RSUs granted under the Plan shall be subject to such vesting and forfeiture terms as may be specified by the Board or Committee not later than the time of grant of the Award. For so long as such Award is subject to a risk of forfeiture, such Award may not be sold, transferred, pledged, assigned or otherwise disposed of under any circumstances. Restricted Stock Units shall remain subject to restrictions on transferability, in accordance with Section 12, for such periods, after the risk of forfeiture has lapsed, as may be specified by the Committee.

  (c)
  Acceleration.    Notwithstanding anything in the Plan to the contrary, (i) the restrictions set forth in Section 7(b) of the Plan shall automatically lapse in the event that a Participant terminates service as a director of the Company as a result of death or Disability and (ii) the Committee (excluding any member thereof whose own Award is at issue in a given case) may, in its sole discretion, accelerate the lapsing of the restrictions set forth in Section 7(b) of the Plan in the event that a Participant terminates service as a director of the Company for any other reason. In the absence of such acceleration, all Shares of Restricted Stock and all RSUs as to which the risk of forfeiture has not previously lapsed pursuant to Section 7(b) of the Plan shall be forfeited upon the termination of a Participant's service with as a director of the Company for reasons other than death or Disability.

8.    Issuance of Shares, Deferred Share Units, and Options in Lieu of Cash Fees

        The Board or Committee may authorize the grant of Shares, Deferred Share Units, or Options in lieu of cash fees otherwise payable to a non-employee director for service to the Company in their capacity as a director, if and to the extent elected by the director. Cash fees for these purposes includes annual retainer, meeting fees, such fees for service as a member of a Board committee, and fees for service in a leadership capacity with respect to the Board or a committee. Awards granted under this Section 8 shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Board or Committee shall determine:

  (a)
  Grant of Shares or Deferred Share Units.    The number of Shares or Deferred Share Units granted in lieu of cash fees shall be determined by dividing the amount of cash fees being forgone or deferred by the director by the Fair Market Value of a Share at the date such fees were otherwise payable or another date designated by the Committee, not later than 90 days after the date such fees were otherwise payable.

  (b)
  Grant of Options.    The number of Options granted in lieu of cash fees shall be determined by dividing the amount of cash fees being forgone by the director by the Option value at the date such fees were otherwise payable or another date designated by the Committee. Such designated date may be at any time within a reasonable period, not exceeding approximately one year, over which the director's fees being forgone otherwise would have been payable. The Committee may specify vesting and forfeiture terms to provide that the Option will not be retained if the service for which the director would have received the cash fees is not in fact performed. Option value shall be determined from time to time by the Committee, based on a reasonable stock option valuation methodology consistently applied, provided that the Committee may specify a uniform Option value or a formula for determining such value that may remain in effect for a period of approximately one year, for administrative convenience and to provide predictable terms to Participants committing to forgo fees.

  (c)
  Other Terms of Deferred Share Units and Options In Lieu of Fees.    Subject to Section 6 and other provisions of the Plan, the Board or Committee may specify the duration of Deferred Share Units and Options, settlement dates of Deferred Share Units, any post-termination exercise periods of Options, and all other terms of Awards to be granted in lieu of fees, including terms relating to the deferral of such fees.

9.    Adjustments Upon Certain Events

        Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

  (a)
  Generally.    In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares of other corporate exchange, or any large, special, and non-recurring distribution to Shareholders, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option exercise price and/or (iii) any other affected terms of such Awards.

  (b)
  Change in Control.    In the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

10.  Successors and Assigns

        The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors, or any designated beneficiary.

11.  Amendments and Termination

        The Board may amend, alter, discontinue or terminate the Plan, except that any amendment or alteration shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareolders for which the record date is after the date of such Board action if (a) such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or (b) such amendment or alteration would materially increase the number of shares reserved for the purposes of the Plan, materially broaden the class of persons eligible to participate in the Plan or materially increase benefits accruing to Participants. The Board may, in its discretion, determine to submit other amendments or alterations to the Plan to shareholders for approval. The Committee may act to amend or alter the Plan, but only if the amendment would not require shareholder approval and otherwise does not materially increase the cost of the Plan to the Company. The Board or Committee can act to amend outstanding Awards. The foregoing notwithstanding, no amendment or other change to the Plan or to the terms of an outstanding Award shall be made which would materially and adversely affect the rights of a Participant under any Award theretofore granted without such Participant's consent.

12.  Nontransferability of Awards

        An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant or a beneficiary designated in accordance with procedures specified by the Company. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 12 (or any part thereof) to the extent that this Section 12 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

13.  Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to a vote of shareholders of the Company shall be construed as creating any limitations on the power of the Board or Committee to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such other arrangements may be either applicable generally or only in specific cases.

14.  Choice of Law

        The Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

15.  Effectiveness of the Plan and Plan Termination

        The Plan became effective as of the Effective Date. The Plan will terminate at such time as no Shares remain available for issuance and the Company has no further obligations with respect to outstanding Awards.

APPENDIX C

1998 IMS HEALTH INCORPORATED
EMPLOYEES' STOCK INCENTIVE PLAN

(As amended and restated effective May 2, 2003)

1.    Purpose of the Plan

        The purpose of the Plan is to aid the Company and its Subsidiaries in securing and retaining employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Company and its Subsidiaries by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

  (a)
  Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

  (b)
  Annual Limit: The limitation on the amount of certain Awards intended to qualify as "performance-based compensation" that may be granted to a given Participant each year.

  (c)
  Award: An Option, Stock Appreciation Right or Other Stock-Based Award granted pursuant to the Plan.

  (d)
  Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

  (e)
  Board: The Board of Directors of the Company.

  (f)
  Change in Control: The occurrence of any of the following events after Effective Date:

  (i)
  any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then-outstanding securities;

  (ii)
  during any period of twenty-four months (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(f) (i), (iii) or (iv) of the Plan, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

  (iii)
  the shareholders of the Company approve any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

    (iv)
    the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

    (v)
    the Board determines that a Change in Control shall be deemed to have occurred for purposes of the Plan, provided that the Board may impose limitations on the effects of a Change in Control on any Award or otherwise if the Change in Control has occurred under this Section 2(f)(v) and not under other subsections of this Section 2(f).

  (g)
  Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

  (h)
  Cognizant: Cognizant Corporation, a Delaware corporation.

  (i)
  Committee: The Compensation and Benefits Committee of the Board.

  (j)
  Company: IMS Health Incorporated, a Delaware corporation.

  (k)
  Disability: Inability of a Participant to perform the services for the Company and its Subsidiaries required by his or her employment with the Company due to any medically determinable physical and/or mental incapacity or disability which is permanent. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

  (l)
  Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 17 of the Plan.

  (m)
  Fair Market Value: With respect to Shares, unless otherwise determined by the Committee, on a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the Nasdaq System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the Nasdaq System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

  (n)
  LSAR: A limited stock appreciation right granted pursuant to Section 8(d) of the Plan.

  (o)
  Other Stock-Based Awards: Awards granted pursuant to Section 9 of the Plan.

  (p)
  Option: A stock option granted pursuant to Section 7 of the Plan.

  (q)
  Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

  (r)
  Participant: An individual who is selected by the Committee to participate in the Plan pursuant to Section 5 of the Plan.

  (s)
  Performance-Based Awards: Certain Other Stock-Based Awards granted pursuant to Section 9(b) of the Plan.

  (t)
  Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

  (u)
  Plan: The 1998 IMS Health Incorporated Employees' Stock Incentive Plan.

  (v)
  Retirement: Termination of employment with the Company or a Subsidiary after such Participant has attained age 65 or age 55 and five years of service with the Company. The foregoing notwithstanding, the term "Retirement" shall mean any termination of employment with the prior written consent of the Committee that the termination be treated as a Retirement.

  (w)
  Shares: Shares of common stock, par value $0.01 per Share, of the Company.

  (x)
  Spinoff Date: The date on which the Shares that are owned by Cognizant are distributed to the holders of record of shares of Cognizant.

  (y)
  Stock Appreciation Right: A stock appreciation right granted pursuant to Section 8 of the Plan.

  (z)
  Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.    Shares Subject to the Plan

  (a)
  Aggregate Share Limitations. Subject to adjustment as provided in Section 10(a), the total number of Shares which may be issued and/or delivered under the Plan is 29,783,765 plus the number of Shares reserved for awards under the IMS Health Incorporated Replacement Plan for Certain Employees Holding Cognizant Corporation Equity-Based Awards (the "Replacement Plan") that are not in fact issued or delivered in connection with such awards; provided however, that, in no event may more than 2,645,529 shares be issued or delivered in connection with "full-value Awards" granted after May 2, 2003. For this purpose, "full-value Awards" means equity Awards other than Options or SARs for which a Participant does not pay or surrender rights to payment equal to at least the Fair Market Value of the Award determined at the date of grant. The Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of Shares to the Participant (or a Beneficiary), including the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to an Award or the number of Shares subject to an Award but not delivered upon exercise of the Award, will become available for Awards under the Plan, and Shares shall be counted as issued or delivered under the Replacement Plan in a manner consistent with the counting of Shares under this Section 3. In addition, in the case of any Award granted in substitution for awards of a company or business acquired by the Company or a Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be deemed to be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. These share counting rules apply to all limitations specified in this Section 3(a).

  (b)
  Annual Per-Person Limitations. In each calendar year during any part of which the Plan is in effect, a Participant may be granted Awards under each of Section 7, Section 8, and Section 9(b) relating to up to the Participant's Annual Limit (such Annual Limit to apply separately to each Section). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 1,000,000 shares plus the amount of the Participant's unused Annual Limit as of the close of the previous year, subject to adjustment as provided in Section 10(a).

4.    Administration

  (a)
  Authority of the Committee. The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall require payment of any amount it may determine to be necessary to withhold for minimum statutory withholding requirements for federal, state, local or other taxes as a result of the exercise or settlement of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (i) delivery in shares or (ii) having shares withheld by the Company from any shares that would have otherwise been received by the Participant. No authority to withhold shares is conferred under the Plan to the extent that, solely due to such authority, an Award would be accounted for as a "variable" award under APB 25. The Committee may, in its discretion, grant Awards either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. The Committee may delegate to officers of the Company, or committees thereof, the authority to grant awards to the fullest extent permitted by Section 157 and other applicable provisions of the Delaware General Corporation Law, subject to such rules as the Committee may specify. In furtherance of this delegation of authority, if the chief executive officer of the Company is a member of the Board, the chief executive officer shall have the authority to grant Awards of up to an aggregate of 50,000 Shares (or such other amount as may be specified by the Committee) in each calendar year to each Participant who is not subject to the rules promulgated under Section 16 of the Act (or any successor section thereto); provided, however, that such chief executive officer shall notify the Committee of any such grants made pursuant to delegated authority under this Section 4(a).

  (b)
  Restriction on Repricing. Without the prior approval of the Company's shareholders, Options granted under the Plan will not be repriced, replaced or regranted through cancellation, or by lowering the Option Price of a previously granted Option. For this purpose, the term "repriced" shall mean: (i) amending the terms of an Option after it is granted to lower its exercise price; (ii) any other action that is treated as a repricing under generally accepted accounting principles; and (iii) canceling an Option at a time when its exercise price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (iii) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

5.    Eligibility

        Employees (but not members of the Committee or any person who serves only as a director) of the Company and its Subsidiaries are eligible to be granted Awards. In addition, any person who has been offered employment by the Company or a Subsidiary is eligible to be granted Awards, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced such employment. Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of Shares to be covered by the Awards granted to each Participant.

6.    Limitations

  (a)
  In addition to any per-Participant limitation on the number of shares to be subject to awards that may be applicable under the 1998 IMS Health Employees Stock Incentive Plan or IMS Health Incorporated 2000 Stock Incentive Plan (The "Plans") or may otherwise be specified by this Committee, the maximum number of options or other awards that may be granted by all officers to whom authority has been delegated shall be 1 million shares in any one fiscal year under each such Plan plus the number of shares specifically approved for awards to be granted under delegated authority in that year, as specified in separate resolutions from time to time adopted by this Committee.

  (b)
  Only employees of the Corporation or a subsidiary of the Corporation may be granted awards pursuant to delegated authority, and other limitations on the persons to whom awards may be granted shall apply as specified by the Plan or the Committee. For this purpose, however, a person who, at the time of commencement of employment will become a director or executive officer of the Corporation and who will be granted awards at that time shall not be deemed to be subject to Section 16 for purposes of the delegation of authority under Section 4(a) of the Plan.

  (c)
  Subject to the limitations specified in the Plans and any resolutions of the Committee, the officers to whom authority to grant awards under the Plans is delegated may determine the persons to receive the awards, the type of awards, the number of awards, and the date of grant of the awards. Such officers shall exercise no discretion over other terms of the awards. The Option Price of any Option granted pursuant to delegated authority shall be 100% of Fair Market Value of the underlying shares at the date of grant, unless otherwise determined by this Committee. No cash consideration shall be payable for the grant or exercise of any restricted stock units or similar awards, except to the extent required by law or as otherwise determined by this Committee. Vesting terms, forfeiture terms, expiration dates, and other terms and conditions of any option or award granted pursuant to delegated authority shall be as specified in the applicable Plan and the form of option or award agreement in current use under the applicable Plan for an employee of the same employment or compensation level, unless otherwise determined by the Committee.

  (d)
  No grant of restricted stock may be made pursuant to delegated authority (restricted stock units may be granted, however).

  (e)
  No officer to whom authority has been delegated may participate in the grant of an option or award to himself or herself.

  (f)
  All other applicable limitations on delegated authority under Section 157(c) and other provisions of the DGCL shall apply to officers acting pursuant to delegated authority under the Plans.

  (g)
  No Award may be granted under the Plan after the tenth anniversary of the amendment and restatement of the Plan effective May 2, 2003, but Awards theretofore granted may extend beyond that date.

7.    Terms and Conditions of Options

        Options granted under the Plan shall be, as determined by the Committee, non-qualified, incentive or other stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

  (a)
  Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted. The Committee may require the Participant to pay a portion of the Option Price at the time of grant of the option, with the remainder of the Option Price payable upon exercise of the Option. Such prepayment of the Option Price shall be non-refundable except to the extent set forth in a Participant's original option agreement.

  (b)
  Exercisability. Options granted under the Plan shall be exercisable with the exception of certain non-US jurisdictions at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

  (c)
  Exercise Of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (A) the date payment is received by the Company pursuant to clauses (i), (ii) or (iii) in the following sentence, or (B) the date of sale by a broker of all or a portion of the Shares being purchased pursuant to clause (iv) in the following sentence. Unless otherwise determined by the Committee, the Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full not later than the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate unpaid Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares, or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, subject to applicable law. The Award agreement shall, unless otherwise provided by the Committee, permit the Participant to elect, subject to such terms and conditions as the Committee shall determine, to have the number of Shares deliverable to the Participant as a result of the exercise reduced by a number sufficient to pay the amount the Company determines to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of the Option and, if no additional accounting expense would result to the Company, to pay the Option Price. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

  (d)
  Restrictions On Shares Issued Upon Exercise; Other Conditions. If and to the extent so determined by the Committee, Shares issued upon exercise of an Option may be subject to limitations on transferability, risks of forfeiture, deferral of delivery, or such other terms and conditions as the Committee may impose, subject to Section 14(b). Such terms and conditions may include required forfeiture of Options or gains realized upon exercise thereof, for a specified period after exercise, in the event the Participant fails to comply with conditions relating to non-competition, non-disclosure, non-solicitation or non-interference with employees, suppliers, or customers, and non-disparagement and other conditions specified by the Committee.

  (e)
  Exercisability Upon Termination of Employment by Death or Disability. If a Participant's employment with the Company and its Subsidiaries terminates by reason of death or disability after the date of grant of an Option, (i) the unexercised portion of such Option shall immediately vest in full (i.e., become non-forfeitable) and (ii) such portion may thereafter be exercised during the shorter of (A) the remaining stated term of the Option or (B) five years after the date of death or Disability.

  (f)
  Exercisability Upon Termination of Employment by Retirement. If a Participant's employment with the Company and its Subsidiaries terminates by reason of Retirement after the date of grant of an Option, the Participant's unexercised Option may thereafter be exercised only during the period ending at the earlier of five years after such Retirement or the stated expiration date of such Option (the "Post-Retirement Exercise Period"), provided that such Option shall be exercisable during such Post-Retirement Exercise Period only to the extent such Option was exercisable at the time of such Retirement. The foregoing notwithstanding, (i) the Committee may, in its sole discretion, accelerate the vesting of the unvested portion of such Option held by a Participant upon such Participant's Retirement, in which case such Option shall not be forfeited as provided herein but thereafter shall become exercisable to the extent and at such times as such portion of the Option would have become both vested and exercisable during the Post-Retirement Exercise Period had the Participant's employment not been terminated, unless the Committee specifies otherwise; and (ii), if a Participant dies within a period of five years after such Retirement, the Participant's unexercised Option (to the extent not previously forfeited) may thereafter be exercised during the shorter of (i) the remaining stated term of the Option or (ii) the period that is the longer of (A) five years after the date of such termination of employment or (B) one year after the date of death.

  (g)
  Effect of Other Termination of Employment. If a Participant's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement after the date of grant of an Option as described above, the Participant's unexercised Option may thereafter be exercised during the period ending 90 days after the date of such termination of employment, but only to the extent such Option was exercisable at the time of such termination of employment, and in no event may such Option be exercised after its stated expiration date. The foregoing notwithstanding, the Committee may, in its sole discretion, accelerate the vesting of unvested Options held by a Participant or specify post-termination exercise periods longer than 90 days, but not extending past the Option's stated expiration date, provided that this authority shall not apply if such Participant is terminated from employment for "cause" (as such term is defined by the Committee in its sole discretion) by the Company.

8.    Terms and Conditions of Stock Appreciation Rights

  (a)
  Grants. The Committee also may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 8 (or such additional limitations as may be included in an Award agreement).

  (b)
  Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the greater of (i) the Fair Market Value of a Share on the date the Stock Appreciation Right is granted or, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the Option Price of the related Option and (ii) an amount permitted by applicable laws, rules, by-laws or policies of regulatory authorities or stock exchanges. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares subject to an exercisable Option with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

  (c)
  Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

  (d)
  Limited Stock Appreciation Rights. The Committee may grant LSARs that are exercisable upon the occurrence of specified contingent events. Such LSARs may provide for a different method of determining appreciation, may specify that payment will be made only in cash and may provide that any related Awards are not exercisable while such LSARs are exercisable. Unless the context otherwise requires, whenever the term "Stock Appreciation Right" is used in the Plan, such term shall include LSARs.

9.    Other Stock-Based Awards

  (a)
  Generally. The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) as an outright bonus or upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof). Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 9(a). In addition, the Committee is authorized to grant dividend equivalents to a Participant, entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, subject to such restrictions on transferability and risks of forfeiture as the Committee may specify.

  (b)
  Performance-Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 may be granted in a manner which is deductible by the Company without limitation under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) economic value added; (xix) return on assets; (xx) total shareholder return (stock price appreciation plus dividends and distributions); (xxi) operating management goals; (xxii) and execution of pre-approved corporate strategy. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. In the case of a Performance-Based Award which is not valued in a way in which the limitation set forth in the final sentence of Section 3 would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4), the maximum amount of a Performance-Based Award to any Participant with respect to performance in a single fiscal year of the Company shall be $5,000,000. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award.

10.  Adjustments Upon Certain Events

        Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

  (a)
  Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares of other corporate exchange, or any large, special, and non-recurring distribution to Shareholders, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, including the limitation on full-value Shares under Section 3(a), (ii) the Option Price, (iii) the number and kind of Shares by which annual per-person Award limitations are measured under Section 3 hereof and/or (iv) any other affected terms of such Awards (including making provision for the payment of cash, other Awards or other property in respect of any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized to be made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, or Performance Awards granted under Section 9(b) hereof intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to so qualify.

  (b)
  Change in Control. Except as otherwise provided in an Award agreement, in the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (i) the acceleration of an Award, (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the date of the consummation of the Change in Control.

11.  No Right To Employment

        The granting of an Award under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant.

12.  Successors and Assigns

        The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13.  Nontransferability of Awards

        An Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 13 (or any part thereof) to the extent that this Section 13 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

14.  Amendments and Termination

  (a)
  Changes To The Plan. The Board may amend, alter or discontinue the Plan, except that (i) any amendment or alteration shall be subject to the approval of the Company's shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if (1.) such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit amendments or alterations to shareholders for approval or (2.) such amendment or alteration would materially increase the number of shares reserved for the purposes of the Plan, materially broaden the employees or class of employees eligible to receive Awards under the Plan or materially increase benefits accruing to employees participating in the Plan; (ii) without the consent of a Participant, no amendment or alteration shall materially impair any of the Participant's rights under an Award theretofore granted to such Participant; and (iii) the Committee may amend or alter the Plan in such manner as it deems necessary to permit the granting of Awards meeting requirements of the Code or other applicable laws. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section 10(b) of the Plan after the occurrence of a Change in Control.

  (b)
  Changes To Outstanding Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan and except that the Committee may not amend or alter an Award theretofore granted if such action would result in an Award having terms that would not have been authorized or permitted for a new grant or Award under the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Other provisions of the Plan notwithstanding, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Shares having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

15.  International Participants

        With respect to Participants who reside or work outside the United States of America and either who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code or who are granted Awards not intended to qualify as "performance-based compensation" under Section 162(m), the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with local laws, regulations, or customs or otherwise to meet the objectives of the Plan, and may, where appropriate, establish one or more sub-plans to reflect such amended provisions.

16.  Nonexclusivity of the Plan

        Neither the adoption of the Plan by the Board nor any submission of the Plan, specific Plan terms, or amendments thereto to a vote of shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of awards otherwise than under the Plan, and such other arrangements may be either applicable generally or only in specific cases.

17.  Choice of Law

        The Plan shall be governed by and construed in accordance with the laws of the State of New York.

18.  Effectiveness of the Plan

        The Plan shall be effective as of the Spinoff Date.

ANNUAL MEETING OF SHAREHOLDERS OF

IMS HEALTH INCORPORATED

May 2, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES	NOMINEES O John P. Imlay, Jr. O Robert J. Kamerschen O H. Eugene Lockhart	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Public Accountants for 2003.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	Approval of the amended and restated 1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan.	☐	☐	☐

☐ FOR ALL EXCEPT (See instructions below)		4.	Approval of the amended and restated 1998 IMS Health Incorproated Employees' Stock Incentive Plan.	☐	☐	☐

		5.	Reapproval of the business criteria used for performance goals under the 1998 IMS Health Employees' Stock Incentive Plan and the Executive Annual Incentive Plan.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐		Unless voting electronically or by phone, please mark, sign and date this proxy card and return it promptly in the enclosed envelope.
Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IMS HEALTH INCORPORATED

2003 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF SHAREHOLDERS ON MAY 2, 2003.

The undersigned shareholder hereby appoints DAVID M. THOMAS, NANCY E. COOPER and ROBERT H. STEINFELD, and each of them, officers and proxies for the undersigned with full power of substitution, to act and vote, with the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of IMS Health Incorporated, to be held at The Hyatt Regency, Old Greenwich Connecticut, on Friday, May 2, 2003, at 11:30 a.m. and any adjournments or postponements thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that come before the meeting, all as more fully described in the proxy statement received by the undersigned shareholder. If no direction is made, the proxy will be voted "FOR" the approval of Item 1, the election of John P. Imlay, Jr., Robert J. Kamerschen, H. Eugene Lockhart, "FOR" the approval of Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as Independent Public Accountants for 2003, Item 3, the approval of the amended and restated 1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan, Item 4, the approval of the amended and restated 1998 IMS Health Incorporated Employees' Stock Incentive Plan and Item 5, the reapproval of the business criteria used for performance goals under the 1998 IMS Health Incorporated Stock Incentive Plan and the Executive Annual Incentive Plan, in accordance with the recommendation of the Board of Directors.

        For participants in the IMS Health Incorporated Savings Plan that have contributions invested in IMS Common Stock, this proxy card will serve as a voting instruction for the Trustee of the Plan. Participants must return their proxy card prior to April 30, 2003. American Stock Transfer & Trust Company will then forward the proxy cards to the Trustee. If a participant's proxy card is not received before April 30, 2003 or if such participant signs and returns his or her proxy card without instructions marked in the boxes, the Trustee will vote the participant's shares of Common Stock in the same proportion as other shares of Common Stock held in the Plan for which the Trustee received timely instructions.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

IMS HEALTH INCORPORATED

May 2, 2003

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instruc-tions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER
-OR-
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.	CONTROL NUMBER

Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES	NOMINEES O John P. Imlay, Jr. O Robert J. Kamerschen O H. Eugene Lockhart	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Public Accountants for 2003.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	Approval of the amended and restated 1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan.	☐	☐	☐

☐ FOR ALL EXCEPT (See instructions below)		4.	Approval of the amended and restated 1998 IMS Health Incorproated Employees' Stock Incentive Plan.	☐	☐	☐

		5.	Reapproval of the business criteria used for performance goals under the 1998 IMS Health Employees' Stock Incentive Plan and the Executive Annual Incentive Plan.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐		Unless voting electronically or by phone, please mark, sign and date this proxy card and return it promptly in the enclosed envelope.
Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

TABLE OF CONTENTS
SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS
PROPOSAL NO. 1: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE
DIRECTORS STANDING FOR ELECTION
DIRECTORS CONTINUING IN OFFICE
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
Comparison of Cumulative Total Returns to Shareholders June 23, 1998 to December 31, 2002
PROPOSAL NO. 2: APPOINTMENT OF AND RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
Fees Paid to Independent Public Accountants
PROPOSAL NO. 3: APPROVAL OF AMENDED AND RESTATED 1998 IMS HEALTH INCORPORATED NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN
Federal Income Tax Implications of the Directors' Plan
1998 IMS Health Incorporated Non-Employee Directors' Stock Incentive Plan As Amended and Restated May 2, 2003
PROPOSAL NO. 4: APPROVAL OF THE AMENDED AND RESTATED 1998 IMS HEALTH INCORPORATED EMPLOYEES' STOCK INCENTIVE PLAN
PROPOSAL NO. 5: REAPPROVAL OF PERFORMANCE GOALS UNDER THE 1998 IMS HEALTH INCORPORATED EMPLOYEES' STOCK INCENTIVE PLAN AND THE EXECUTIVE ANNUAL INCENTIVE PLAN
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
REDUCE MAILINGS
IMS Health Incorporated Compensation and Benefits Committee Charter
Meetings and Reports to the Board
1998 IMS HEALTH INCORPORATED NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN (As Amended and Restated as of May 2, 2003)
1998 IMS HEALTH INCORPORATED EMPLOYEES' STOCK INCENTIVE PLAN (As amended and restated effective May 2, 2003)